                                                       Registration No. 811-2753
                                                       Registration No. 2-59353
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
                        Post-Effective Amendment No. 47                      [X]
                                                    ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
                        Post-Effective Amendment No. 47                      [X]
                                                    ----

                        (Check appropriate box or boxes)

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3127

                                                      Copies To:

James R. Schmank, President                           Amy J. Lee, Secretary
SBL Fund                                              SBL Fund
One Security Benefit Place                            One Security Benefit Place
Topeka, KS 66636-0001                                 Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  on (date) pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485
[X]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]  this  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment

                                    SBL FUND
                                    FORM N-1A

Explanatory  Note:  This  Amendment to the  Registration  Statement of SBL Fund,
which  consists  of 20  series,  relates  only  to SBL  Fund,  Series  Z  (Alpha
Opportunity  Series).  The prospectuses and statement of additional  information for the other Series are  incorporated  herein by reference to the  Registrant's most recent filing under Rule 497 under the Securities Act of 1933.

                                   PROSPECTUS

                                   [ ], 2003

                    |_|  Series Z (Alpha Opportunity Series)

     ---------------------------------------------------------------------
     The   Securities   and  Exchange   Commission  has  not  approved  or
     disapproved  these  securities  or passed  upon the  adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     This  prospectus  should  be read in  conjunction  with the  separate account's  prospectus  describing  the variable  insurance  contract.
     Please read both prospectuses and retain them for future reference.
     ---------------------------------------------------------------------

                                                [SDI LOGO]
                                                Security Distributors, Inc.
                                                A Member of The Security Benefit
                                                Group of Companies

SERIES' INVESTMENT OBJECTIVE AND STRATEGIES

Listed below are the investment  objective and principal  investment  strategies for Series Z ("Series  Z" or the  "Series")  of the SBL Fund (the  "Fund").  The
Fund's Board of Directors may change  Series Z's  investment  objective  without shareholder approval. As with any investment, there can be no guarantee that the
Series will achieve its investment objective.

  FUND FACTS
-------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P 500 Index
Sub-Adviser:  Mainstream Investment Advisers, LLC

----------------------------------------
INVESTMENT OBJECTIVE
----------------------------------------

Series Z seeks long-term growth of capital.

----------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Series Z pursues its  objective by investing  under  normal  market  conditions, approximately  50% of its total assets  according  to an active  value  strategy
managed  by  the  Series'  sub-adviser,   Mainstream  Investment  Advisers,  LLC
("Mainstream  Investment Advisers"),  and 50% of its total assets according to a more passive index  strategy  based on the S&P 500  Composite  Stock Price Index
(the  "S&P  500  Index")  managed  by  Security  Management  Company,  LLC  (the
"Investment Manager").

All daily cash  inflows and  outflows  will be  allocated  to the passive  index portion of the Series in order to  minimize  the  potential  negative  impact of daily  cash  flows  to  Mainstream's  investment  strategy.  Once a  month,  the
Investment   Manager  will   rebalance   the   Portfolio  to  an  allocation  of
approximately  50% of total assets to each  strategy  although  allocation  upon rebalancing may range between 40% and 60% of total assets to each strategy.

The  Series  pursues  its  active  value  strategy  by  investing  primarily  in publicly-traded  equity  securities,  principally common stocks, but to a lesser degree in  exchange  traded  funds,  convertible  bonds,  convertible  preferred stocks, stock warrants, rights and other securities with equity characteristics.
If there is an insufficient number of available  securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series engages in short sales of securities believed to be overvalued.

Mainstream seeks to identify  individual stocks with solid underlying  financial fundamentals,  trading  at levels  representing  value  relative  to the  market generally.  Mainstream  uses  technical and  fundamental  methods of analysis to choose stocks for the Series'  portfolio.  The technical analyses used include a relative  strength index ("RSI"),  price moving averages,  and price relative to historical market averages.

Mainstream  also uses  bottom-up  analysis  by  evaluating  the 2,000 or so most actively traded stocks in the marketplace.  The bottom-up analysis reviews stock prices in  relationship  to their stock price moving  averages and ranks them by their RSIs. A purchase  candidate is identified as a stock that is at fair value or  undervalued  to the  marketplace.  A sale candidate is identified as a stock that is expensive or  overbought.  These action  candidates  are then grouped by
industry.   Mainstream  prefers  that  the  candidates  are  concentrated  in  a particular  industry.  Mainstream  also  considers  the industry and  underlying financial  fundamentals of the action  candidates.  Where the  fundamentals  are positive relative to their valuations, the stocks may be purchased.  Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating  fundamentals may be sold  short.  Mainstream  actively  manages the active  value  portion of the
Series'  portfolio  and will buy and sell  securities  frequently.  This  active trading will increase the costs the Series incurs.

A top down  evaluation of the stock and bond markets,  primarily  based on their
RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought;  conversely, a low RSI indicates that the marketplace is inexpensive or  oversold.  Mainstream  uses the RSI in  combination  with an analysis of the short-term  outlook for  corporate  earnings,  interest  rates,  currencies  and commodities to determine the overall stock to cash and long stock to short stock allocations.

The Series  pursues its more  passive  index  strategy by  investing  in S&P 500 equity derivatives backed by a portfolio of fixed income securities.  The Series may invest in futures contracts,  options,  options on futures contracts,  swaps and other derivative instruments. The value of equity derivatives closely tracks changes in the value of the index. The equity  derivatives may be purchased with a fraction  of the assets  that would be needed to  purchase  equity  securities directly,  so that the  remainder of the Series'  assets which are  allocated to this strategy may be invested in fixed income securities. The Investment Manager actively manages the fixed income securities backing the equity derivatives with a view toward enhancing the Series' total return.  The Series' overall portfolio duration is normally not expected to exceed one year.

Although this portion of the Series' portfolio does not normally invest directly in S&P 500 securities,  when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Series may invest in a "basket" of S&P 500 stocks. The
S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately  two-thirds of the total market value of all
U.S. common stocks.  Individual  stocks are selected based on an analysis of the historical  correlation between the return of every S&P 500 stock and the return of the S&P 500 Index  itself.  The  Investment  Manager  may employ  fundamental analysis of factors  such as earnings  and  earnings  growth,  price to earnings ratio,  dividend growth,  and cash flows to choose among stocks that satisfy the correlation  tests.  Stocks  chosen for the Series are not limited to those with any  particular  weighting  in the S&P 500 Index.  The Series may also invest in exchange  traded  funds  based on the S&P 500 Index,  such as  Standard & Poor's
Depositary Receipts.

The fixed income  securities in which the Series may invest  include  securities issued or guaranteed by the U.S. Government,  its agencies or instrumentalities;
corporate debt securities of U.S.  issuers,  including  convertible  securities;
mortgage  backed and other  asset-backed  securities;  and bank  certificates of deposit, fixed time deposits and bankers' acceptances.  The Series may invest up to 10% of its total assets in high yield  securities  ("junk  bonds") rated B or higher by Moody's or S&P, or, if unrated,  determined by the Investment  Manager to be of comparable quality.

Although the Series invests principally in U.S. securities, it may, from time to time,  invest in securities of companies  located outside the U.S.,  principally through ADRs traded on U.S. markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The following  chart  summarizes the principal  risks  applicable to the Series.
However,  the fact that a particular  risk is not indicated as a principal  risk for the Series does not mean that the Series is  prohibited  from  investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal  risk for the Series.  The Portfolio  Managers for the Series have  considerable  leeway  in  choosing  investment  strategies  and  selecting securities  that he or she believes will help the Series  achieve its investment objective.  In seeking to meet its investment objective,  the Series' assets may
be  invested  in  any  type  of  security   or   instrument   whose   investment
characteristics are consistent with the Series' investment program.

                    =======================================
                    Market Risk                           o
                    ---------------------------------------
                    Smaller Companies                     o
                    ---------------------------------------
                    Value Stocks                          o
                    ---------------------------------------
                    Growth Stocks                         o
                    ---------------------------------------
                    Foreign Securities                    o
                    ---------------------------------------
                    Options and Futures                   o
                    ---------------------------------------
                    Active Trading                        o
                    ---------------------------------------
                    Interest Rate Risk                    o
                    ---------------------------------------
                    Credit Risk                           o
                    ---------------------------------------
                    Investment in Investment Vehicles     o
                    =======================================

An  investment  in the Series is not a deposit  of a bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an  investment  in the Series  will go up and down,  which means investors could lose money.

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

SMALLER  COMPANIES  -- While  potentially  offering  greater  opportunities  for capital growth than larger, more established companies, the equity securities of smaller  companies may be particularly  volatile,  especially  during periods of economic  uncertainty.  Securities of smaller  companies may present  additional risks because their earnings are less predictable, their share prices tend to be more  volatile  and their  securities  often are less liquid than  larger,  more established companies.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Series'  investments in value stocks may limit downside risk over time,  the Series may, as a  trade-off,  produce  more modest  gains to the extent it invests in value stocks versus growth stocks.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company  information and political  instability.  The risks may increase in underdeveloped capital markets.

OPTIONS  AND  FUTURES -- Options  and  futures  may be used to hedge the Series'
portfolio,  to increase  returns or to gain exposure to a market  without buying individual securities.  However, there is the risk that such practices sometimes
may  reduce  returns  or  increase  volatility.   These  practices  also  entail
transactional expenses.

ACTIVE  TRADING -- Active trading will increase the costs the Series incurs and, as a result, may lower the Series' performance.

INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility  that interest  rates could rise  sharply,  causing the value of the
Series'  securities,  and share  price,  to decline.  Longer term bonds and zero coupon  bonds are  generally  more  sensitive  to  interest  rate  changes  than shorter-term bonds.  Generally,  the longer the average maturity of the bonds in the Series,  the more the  Series'  share  price will  fluctuate  in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income  securities will not make  payments  on debt  securities  held by the  Series,  or there could be defaults on repurchase agreements held by the Series. The risk may be especially acute with respect to high yield  securities  (i.e.,  "junk  bonds").  Also,  an issuer may suffer  adverse  changes in financial  condition that could lower the credit quality of a security,  leading to greater volatility in the price of the security and in shares of the Series.  A change in the quality  rating of a bond can affect the bond's  liquidity  and make it more  difficult  for the Series to sell.

INVESTMENT IN INVESTMENT  COMPANIES -- Investment in other investment  companies or investment vehicles, may include index-based investments such as SPDRs (based on the S&P 500 Index),  MidCap SPDRs (based on the S&P MidCap 400 Index), Select
Sector SPDRs (based on sectors or industries  of the S&P 500 Index),  Nasdaq-100
Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the
Dow Jones  Industrial  Average).  To the  extent  the  Series  invests  in other investment companies or investment vehicles, it will incur its pro rata share of the underlying  investment  companies' or vehicles' expenses.  In addition,  the
Series may be subject to the effects of  business  and  regulatory  developments that affect an underlying  investment company or the investment company industry generally.

ADDITIONAL  INFORMATION  -- For more  information  about the Series'  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus and the Statement of Additional Information.

FEES AND EXPENSES OF THE SERIES

----------------------------------------
ANNUAL OPERATING EXPENSES
----------------------------------------

The table below  reflects  expenses  that are deducted from Series  assets.  The table  below does not reflect the fees and  expenses of the  variable  insurance products through which shares of the Series are purchased.

       =================================================================
       Advisory fee(1)..........................................   2.00%
       Brokerage Plan Distribution (12b-1) fees(2)..............   0.00%
       Other expenses(3)........................................   0.32%
       TOTAL ANNUAL OPERATING EXPENSES..........................   2.32%
       -----------------------------------------------------------------
       1  Series Z pays an  advisory  fee that will  range from 1.25% to
          2.75% of  average  daily net  assets  based  upon the  Series'
          performance  relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."

       2  Any  amounts  included  as  distribution  expenses  under this caption  are the amounts  received  by the Fund's  distributor under the Brokerage  Enhancement  Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

       3  Other expenses for Series Z are based upon estimated expenses,
          because the Series commenced operations [   ] 2003.
       =================================================================

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.  It does not reflect  separate account  or  insurance  contract  fees and  charges,  which if  reflected  would increase expenses.

The example assumes that you invested $10,000 in the Series for the time periods indicated  and redeemed  your shares at the end of each period.  It also assumes that your  investment  has a 5% return each year and that the Series'  operating expenses  remain the same.  Although  your actual  costs may be higher or lower, based on these assumptions your costs would be as follows:

                  ===========================================
                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  -------------------------------------------
                   $235       $724         N/A          N/A
                  ===========================================

RELATED PERFORMANCE --

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 PAST       PAST         FROM
                                                1 YEAR     5 YEARS     INCEPTION

Mainstream Composite Data(1) ...............    -9.34%      11.16%     24.29%(2)
S&P 500 Index(4) ...........................   -22.09%      -0.58%      6.88%(3)
--------------------------------------------------------------------------------
1  Reported  performance  returns  include the  reinvestment  of dividends.  Net performance  results  are  modeled to reflect  the  deduction  of the highest investment advisory fees charged by Mainstream and other applicable expenses.
   Actual fees may vary  depending on, among other things,  the  applicable  fee schedule and portfolio  size.  The  Mainstream  Composite Data includes short positions;  the S&P 500 Index does not include short positions.  Assets under management in the  Mainstream  Composite Data were $1.0 million on January 2,
   1996;  $8.6  million on January  2, 1997;  $76.8  million on January 2, 1998;
   $106.5  million on January 2, 1999;  $104 million on January 3, 2000;  $146.3 million on January 2,  2001;  $129.9  million on January 2, 2002;  and $128.5 million on January 2, 2003.

2  For the period beginning  January 2, 1996 (date of inception) to December 31,
   2002.  Results  prior to July 15, 1997,  were obtained  while the  Mainstream
   Portfolio  Manager was employed by Providian  Corporation and thereafter were obtained while he was employed by Mainstream.

3  The  performance  of the S&P 500 Index is for the  period  January 2, 1996 to
   December 31, 2002.

4  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
   The  comparative S&P 500 returns do not reflect  deduction of fees,  taxes or expenses and are provided solely as  representative of the general market for the same period of time. Index performance assumes  reinvestment of dividends and distributions.
================================================================================

Series Z, which commenced operations on [ ], 2003, had no performance record for the calendar year ended December 31, 2002. The above table sets forth historical information  for individual and  institutional  client  accounts with investment objectives  and  strategies  substantially  similar to those of the active value portion  of Series Z, which  accounts  are  managed  by Series Z's  Sub-Adviser,
Mainstream.

This composite  performance  data is provided to illustrate the past performance of Mainstream in managing accounts similar to the active value portion of Series
Z and does not represent the Series' performance. In reviewing this data, please
keep  in  mind  that  Mainstream   manages  under  normal   circumstances   only
approximately 50% of Series Z's total assets in its active value strategy, while the balance of the Series'  assets are  managed by the  Investment  Manager in a more passive index strategy.  Mainstream's  performance is relevant only to that portion of Series Z's assets that is managed by  Mainstream.  See the discussion of the Series' principal investment strategies above for more information.

The  composite  performance  data is  computed  based  upon  Mainstream's  asset weighted  "average"  performance  with regard to such  accounts.  The  composite performance  information  is based on a  composite  of all  client  accounts  of
Mainstream having  substantially  similar  investment  objectives,  policies and strategies  to those of the  active  value  portion  of Series Z. The  composite performance  results reflect a deduction of the maximum  advisory fee charged by
Mainstream and other expenses incurred by the client accounts.

Mainstream  has supplied the  composite  performance  data,  and the  Investment
Manager  believes it to be  reliable;  however,  such  information  has not been audited or verified by the Investment Manager.

The accounts  included in the  composite  performance  data are not mutual funds registered  under  the  Investment  Company  Act of 1940,  nor are the  accounts subject  to  investment  limitations,  diversification  requirements  and  other restrictions  imposed  by the  Act  and  the  Internal  Revenue  Code.  If  such requirements  were applicable to the accounts,  the  performance  shown may have been lower.

THE  PERFORMANCE  DATA  SHOULD NOT BE  CONSIDERED  A  SUBSTITUTE  FOR SERIES Z'S
PERFORMANCE,  NOR SHOULD IT BE CONSIDERED AS AN INDICATION OF FUTURE PERFORMANCE
OF THE SERIES OR MAINSTREAM.

INVESTMENT MANAGER

Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636,  serves as investment  adviser to the Series.  On December 31, 2002,  the aggregate  assets of all of the mutual funds under the investment  management of the Investment Manager were approximately $4.3 billion.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by the Series during the last fiscal year,  except as otherwise  indicated.  The
Investment  Manager,   and  not  the  Series,  is  responsible  for  payment  of
sub-advisory fees.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses of the Series to a specified  level.  The  Investment
Manager  also may  reimburse  expenses  of the Series  from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements  are shown in the fee table on page 5.

               =================================================
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Series Z*................................   2.00%
               -------------------------------------------------
               *The Series was not  offered  for sale until [ ],
                2003.  Series Z's management fee will range from
                1.25% to 2.75% of  average  daily net  assets as
                discussed below.
               =================================================

The Investment  Manager receives a management fee from Series Z that is composed of two  components.  The first component is an annual base fee equal to 2.00% of
Series Z's  average  daily net assets.  The second  component  is a  performance adjustment  that either  increases or decreases  the base fee,  depending on how
Series Z performed relative to the S&P 500 Index.

The illustration  below  demonstrates how the performance  adjustment may affect the  Investment  Manager's  fee. The  Investment  Manager will receive the 2.00%
annual  base fee for the first year of Series  Z's  investment  operations,  and thereafter if the Series' investment  performance  matches the investment record of the S&P  500  Index  over  the  prior  12  month  period.  If the  investment performance of Series Z exceeds the investment  record of the S&P 500 Index, the performance  adjustment  increases  the  fee  paid  to  the  Investment  Manager proportionately,  reaching a maximum annual fee of 2.75% if the Fund outperforms the  investment  record of the S&P 500 Index by 15  percentage  points  over the measuring  period.  If  the  investment  performance  of  Series  Z  trails  the investment record of the S&P 500 Index, the performance adjustment decreases the fee paid to the Investment  Manager  proportionately,  reaching a minimum annual fee of 1.25% if the Fund  underperforms  the  investment  record  of the S&P 500
Index  by 15  percentage  points  over the  measuring  period.  The  performance adjustment is calculated on the basis of a "rolling" 12 month measuring  period, so that a fee rate calculated on the basis of investment  performance  over a 12 month  period will apply only for the next  succeeding  month,  and then will be subject  to  recalculation  for the  following  month on the basis of Series Z's investment performance over the prior 12 month period.

Performance  adjustments  will  begin on  [    ],  2004  based  upon  Series Z's
performance during the 12 months ended [___], 2004.

The  following  table  includes  examples  showing the fees that the  Investment
Manager would earn at various  levels of investment  performance of Series Z and the S&P 500 Index:

                 ==============================================
                    % POINT                            TOTAL
                  DIFFERENCE        PERFORMANCE      MANAGEMENT
                    BETWEEN         ADJUSTMENT      FEE PAID TO
                 SERIES Z AND       FROM BASE        INVESTMENT
                 S&P 500 INDEX     ADVISORY FEE       MANAGER
                 ----------------------------------------------
                      15%             +0.75%           2.75%
                 ----------------------------------------------
                      10%             +0.50%           2.50%
                 ----------------------------------------------
                       5%             +0.25%           2.25%
                 ----------------------------------------------
                       0%              0.00%           2.00%
                 ----------------------------------------------
                      -5%             -0.25%           1.75%
                 ----------------------------------------------
                     -10%             -0.50%           1.50%
                 ----------------------------------------------
                     -15%             -0.75%           1.25%
                 ==============================================

Please note that the  controlling  factor is not whether  Series Z's  investment performance  is  positive  or  negative,  but  whether  it  exceeds  or lags the investment  record  of the  S&P  500  Index.  Further,  the  Series'  investment performance is compared against the investment  record of the S&P 500 Index only on the  basis of a rolling  12 month  period,  and not on the basis of  relative performance over a longer period. The base fee and maximum annual fee payable to the Investment  Manager are higher than investment  advisory fees typically paid by mutual funds.

SUB-ADVISER

The Investment  Manager and the Fund have received from the U.S.  Securities and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive  information about the new sub-adviser within 90 days of the change. The
order  allows  the  Series  to  operate  more   efficiently   and  with  greater
flexibility.  The  Investment  Manager  provides  the  following  oversight  and evaluation services to the Series:

o  Performing initial due diligence on prospective sub-advisers for the Series

o  Monitoring the performance of the sub-adviser

o  Communicating performance expectations to the sub-adviser

o  Ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the sub-advisers,  there is no certainty that any sub-adviser or the Series will obtain favorable results at any given time.

The  Investment  Manager  has  engaged  Mainstream   Investment  Advisers,   LLC
("Mainstream")  to provide  investment  advisory  services  with  respect to the active  value  portion of the assets of Series Z.  Mainstream,  101 West  Spring
Street,  Fourth Floor, New Albany,  Indiana 47150,  managed  approximately  $144 million in client assets as of December 31, 2002. For its sub-advisory services, the Investment Manager will pay Mainstream from the Investment Manager's assets, and not from Series Z's assets. The sub-advisory fee is an annual base fee equal to 2.50% of that  portion  of Series  Z's  assets  managed  by  Mainstream.  The sub-advisory  fee will be adjusted  upward or  downward,  depending  on how that portion of Series Z's assets performed  relative to the S&P 500 Index during the prior 12  months.  During  its  first 12 months of  operations,  the  Investment
Manager will pay  Mainstream  the base fee of 2.50% without any  adjustment  for performance.  Performance  adjustments  will  begin on [ ], 2004  based upon the performance  during the 12 months  ended [ ], 2004 of that portion of Series Z's assets  managed by  Mainstream.  The maximum  performance  adjustment  upward or downward is 1.50%  annually.  Depending on the investment  performance of Series
Z's assets managed by Mainstream,  the Investment  Manager will pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual  sub-advisory  fees. The nature of the performance fee is such that the Investment Manager will pay Mainstream a higher fee when the investment performance of the active value portion of Series
Z is better than the investment  record of the S&P 500 Index during the prior 12 months and a lower fee when the  investment  performance  of that portion of the
Series' assets is lower than the  investment  record of the S&P 500 Index during the prior 12 months. For more information about  Mainstream's  sub-advisory fee,
please  read  the   "Sub-Adviser"   section  of  the   Statement  of  Additional
Information.

PORTFOLIO MANAGERS -- The Portfolio  Managers oversee the day-to-day  operations of the Series:

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager,  has been a manager of Series Z (Alpha  Opportunity  Series)  since [ ]
2003.  Mr. Bowser joined the Investment  Manager in 1992.  From 1989 to 1992, he
was Assistant  Vice  President and Portfolio  Manager with the Federal Home Loan
Bank of Topeka.  He was  employed at the Federal  Reserve Bank of Kansas City in
1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior  Financial  Analyst and Assistant  Controller.  He graduated  with a bachelor  of science  degree  from  Kansas  State  University  in 1982.  He is a
Chartered Financial Analyst charterholder.

WILLIAM H.  JENKINS,  Manager of  Mainstream,  has been a co-manager of Series Z
(Alpha Opportunity Series) managing the active value portion of the Series since its inception in [ ] 2003.  He has more than 34 years of investment  experience.
Mr. Jenkins  co-founded  Mainstream,  an investment  adviser registered with the
SEC, in July 1997.  He spent the prior 15 years with  Providian  Corporation  as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability  strategies  for  Providian,  in addition to his equity  portfolio management  responsibilities.  Prior to  Providian,  he  worked  as a  portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank
and Trust.  Mr. Jenkins holds a bachelor's  degree from Grove City College and a
M.B.A.  from  New  York  University.   He  is  a  Chartered   Financial  Analyst
charterholder.

MARK LAMB,  Vice President of the Investment  Manager,  has been a co-manager of
Series  Z  (Alpha  Opportunity  Series)  since [ ] 2003.  Mr.  Lamb  joined  the
Investment  Manager in February 2003.  Prior to joining the Investment  Manager,
Mr. Lamb was  employed by ARM  Financial  Group as director of  investment  risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to
1997,  he was project  manager of corporate  finance and director of  derivative securities for Providian  Capital Holding.  Mr. Lamb holds a bachelor of science degree in engineering physics and a M.B.A. from Murray State University. He is a
Chartered Financial Analyst charterholder.

PURCHASE AND REDEMPTION OF SHARES

Security  Benefit  Life  Insurance  Company and its  affiliated  life  insurance company  purchase  shares of the Series for their variable  annuity and variable life  insurance  separate  accounts.  The  companies  buy and sell shares of the
Series at the net asset value per share (NAV) next  determined  after it submits the order to buy or sell. The Series reserves the right to reject or refuse,  in its discretion,  any order for the purchase of its shares,  in whole or in part.
The Series' NAV is generally  calculated as of the close of trading on every day the NYSE is open.

The Fund may suspend the right of  redemption  during any period when trading on the  NYSE is  restricted  or the NYSE is  closed  for  other  than  weekends  or holidays,  or any  emergency is deemed to exist by the  Securities  and Exchange
Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted,  in accordance with the provisions of Rule 12b-1 under the
Investment Company Act of 1940, a Brokerage  Enhancement Plan (the "Plan").  The
Plan uses available  brokerage  commissions to promote the sale and distribution of Fund shares  (through the sale of variable  insurance  products funded by the
Fund).

Under the Plan, the Fund may direct the  Investment  Manager or a sub-adviser to use certain broker-dealers for securities  transactions.  (The duty to seek best execution still applies to these  transactions.)  These are broker-dealers  that have agreed  either (1) to pay a portion of their  commission  from the sale and
purchase  of  securities  to  the  Distributor  or  other  introducing   brokers
("Brokerage  Payments"),  or (2)  to  provide  brokerage  credits,  benefits  or services ("Brokerage Credits").  The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and  administrative costs) to finance  activities that are meant to result in the sale of the Fund's shares, including:

o  Holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  Paying marketing fees requested by broker-dealers who sell the Fund

o  Training sales personnel

o  Creating and mailing advertising and sales literature

o  Financing  any other  activity  that is intended to result in the sale of the
   Fund's shares

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions from one series of the Fund to inure to the benefit of other series of the Fund.  The Plan is not  expected to increase the  brokerage  costs of the
Fund.  For  more  information   about  the  Plan,  please  read  the  "Brokerage
Enhancement Plan" section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The Series pays its shareholders  dividends from its net investment  income, and distributes any net capital gains that it has realized, at least annually.  Such dividends and  distributions  will be  reinvested  in  additional  shares of the
Series.

The  Series  intends  to  qualify  and to  elect  to be  taxed  as a  "regulated investment company" under the provisions of Subchapter M of the Internal Revenue
Code of 1986,  as  amended  (Code).  If the  Series  qualifies  as a  "regulated investment  company" and complies with the  appropriate  provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of the Series  will be  purchased  by the  separate  accounts of Security
Benefit Life Insurance Company or an affiliated life insurance company. In order to comply with  diversification  regulations  applicable to the segregated asset accounts of insurance  companies,  the Series will diversify its  investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total  investments is represented  by any one  investment,  no more than 70% is represented by any two investments,  no more than 80% is represented by any  three  investments,  and no more  than  90% is  represented  by any four investments.  For this purpose, securities of a single issuer are treated as one investment and each U.S.  Government agency or  instrumentality  is treated as a separate issuer. Any security issued,  guaranteed,  or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S.  Government is treated as a security  issued by the U.S.  Government or its agency or instrumentality, whichever is applicable.

If the  Series  fails to meet  this  diversification  requirement,  income  with respect to variable  insurance  contracts  invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable,  most likely in the year of the failure to achieve the required diversification.  Other adverse tax consequences could also ensue.

Since you may purchase shares of the Series only indirectly through the purchase of a variable  annuity or variable life  insurance  contract  issued by Security
Benefit Life Insurance  Company or its affiliated  life  insurance  company,  no discussion is included  here as to the federal  income tax  consequences  at the
Series  shareholder  level.  For  information  concerning the federal income tax consequences  to you as the  purchaser  of a variable  annuity or variable  life insurance  contract  based on the Series,  see the  prospectus for such variable annuity or variable  life  insurance  contract.  See the Statement of Additional
Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of the Series is  computed as of the close of regular  trading  hours on the NYSE  (normally  3 p.m.  Central  time) on days  when the NYSE is open.  The
Exchange is open Monday through  Friday,  except on observation of the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor  Day,  Thanksgiving  Day  and
Christmas Day.

The Series' NAV is generally  based upon the market value of securities  held in the Series'  portfolio.  If market prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security  and the close of trading  on the NYSE,  events  occur that  materially affect the value of the security,  the Series may value the security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case, the Series' net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets on  weekends  or other days when the Series  does not price its shares.  Therefore,  the NAV of the Series when holding  foreign  securities may change on days when  shareholders  will not be able to buy or sell shares of the
Series.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in its portfolio and the various kinds of management practices that may be used in the portfolio.  The Series'  holdings of certain types of investments cannot exceed a maximum percentage of net assets.  These percentage  limitations are set forth in the Statement of Additional  Information.  While the percentage limitations  provide a useful  level of  detail  about  the  Series'  investment program, they should not be viewed as an accurate gauge of the potential risk of the  investment.  For example,  in a given  period,  a 5%  investment in futures contracts could have  significantly more of an impact on the Series' share price than its weighting in the portfolio.  The net effect of a particular  investment depends on its  volatility and the size of its overall return in relation to the performance  of the Series'  other  investments.  The  Portfolio  Managers  have considerable leeway in choosing investment  strategies and selecting  securities they believe will help the Series achieve its objective.  In seeking to meet its investment  objective,  the  Series  may  invest  in any  type  of  security  or instrument  whose  investment  characteristics  are consistent  with the Series'
investment  program.  Investors should be aware that the investments made by the
Series and the results achieved by the Series at any given time are not expected to be the same as those  made by other  mutual  funds for  which the  Investment
Manager or Mainstream acts as investment  adviser,  including  mutual funds with names, investment objectives and policies similar to the Series.

The following  pages  describe some of the  investments  that may be made by the
Series, as well as some of the management practices of the Series.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic investments, which means the Series may at times be unable to sell its foreign  investments  at  desirable  prices.  For the same reason,  the  Series  may at  times  find it  difficult  to  value  its  foreign investments.  Brokerage  commissions  and other  fees are  generally  higher for foreign investments than for domestic investments.  The procedures and rules for settling foreign  transactions  may also involve delays in payment,  delivery or recovery  of money or  investments.  Foreign  withholding  taxes may  reduce the amount of income available to distribute to shareholders of the Series.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies.

CONVERTIBLE  SECURITIES  AND  WARRANTS  -- The  Series  may  invest  in  debt or preferred  equity  securities  convertible  into, or  exchangeable  for,  equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated  number  of shares of common  stock at a  specified  price  anytime during the life of the warrants (generally, two or more years).

INITIAL PUBLIC OFFERING -- The Series'  investment in securities offered through initial public offerings (IPOs) may have a magnified  performance impact, either positive or negative,  on the Series.  There is no guarantee that as the Series'
assets grow, it will continue to experience substantially similar performance by investing  in IPOs.  Investments  in IPOs may make the  Series  subject  to more erratic price movements than the overall equity market.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager or Sub-Adviser's  credit analysis. A real or perceived economic downturn or higher  interest  rates  could cause a decline in  high-yield  bond prices by lessening the ability of issuers to make principal and interest payments.  These bonds  are  often  thinly  traded  and can be more  difficult  to sell and value accurately than high-quality  bonds.  Because objective pricing data may be less available,  judgment  may  play a  greater  role in the  valuation  process.  In addition,  the entire  junk bond  market can  experience  sudden and sharp price swings due to a variety of factors,  including  changes in  economic  forecasts,
stock  market  activity,   large  or  sustained  sales  by  major  investors,  a
high-profile default, or just a change in the market's psychology.  This type of volatility  is usually  associated  more with stocks  than bonds,  but junk bond investors should be prepared for it.

FUTURES  AND  OPTIONS -- The Series may utilize  futures  contracts,  options on futures and may purchase  call and put options and write call and put options on a "covered"  basis.  A call option is  "covered" if the Series owns the security underlying  the call or has an absolute  right to acquire the  security  without additional cash consideration (or, if additional cash consideration is required, cash or cash  equivalents  in  such  amount  as are  segregated  by the  Series'
custodian).  Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an  agreed-upon  price.  Options  (another type of  potentially high-risk  derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined  price in the future.  The Series may also engage in forward foreign  currency  transactions.  The instruments  listed above may be bought or sold for any  number  of  reasons,  including:  to manage exposure  to changes in  securities  prices and  foreign  currencies,  to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting  overall exposure to certain markets;  in an effort to enhance income;
to protect the value of portfolio securities;  and to adjust portfolio duration.
Futures contracts and options may not always be successful hedges;  their prices can be highly volatile. Using them could lower the Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID  INSTRUMENTS -- Certain hybrid  instruments  (which are  derivatives) can combine the characteristics of securities, futures and options. For example, the principal  amount,  redemption  or  conservation  terms of a  security  could be related to the market price of some commodity, currency or securities index. The risks of such  investments  would  reflect  the risks of  investing  in futures, options and securities,  including  volatility and illiquidity.  Such securities may bear interest or pay dividends at below market (or even relatively  nominal)
rates.  Under certain  conditions,  the  redemption  value of such an investment could be zero.  Hybrids can have volatile prices and limited liquidity and their use by the Series may not be successful.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (i.e. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities  the Series  anticipates  purchasing at a later date. To the extent the Series enters into these types of  transactions,  it will be done to hedge  and not as a  speculative  investment,  and the  Series  will not sell interest rate caps or floors if it does not own securities or other  instruments providing  the income the Series may be  obligated to pay.  Interest  rate swaps involve  the  exchange  by the Series  with  another  party of their  respective commitments to pay or receive  interest on a notional  amount of principal.  The purchase  of a cap  entitles  the  purchaser  to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index exceeds a  predetermined  interest  rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional  principal amount from the party  selling  the floor to the extent  that a  specified  index falls below a  predetermined  interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined  range of interest rates or values.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued," "forward  commitment" or "delayed delivery"  securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When the Series  purchases  securities  on this basis,  there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- Cash reserves maintained by the Series may include domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts  and  repurchase  agreements.  The Series may  establish  and  maintain reserves  as the  Investment  Manager or  Mainstream  believes is  advisable  to facilitate  the  Series'  cash flow  needs  (e.g.,  redemptions,  expenses  and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- The Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series'
total  assets  and no more than 5% of its total  assets may be  invested  in the shares  of any  one  investment  company.  Investment  in the  shares  of  other investment  vehicles  has  the  effect  of  requiring  shareholders  to pay  the operating  expenses of two mutual funds.  The Series may invest in the shares of other investment vehicles.

BORROWING -- Borrowings may be collateralized  with Series assets. To the extent that the Series purchases securities while it has outstanding borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Series'  portfolio.  Money borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received  on the  securities  purchased.  The  Series  also may be  required  to maintain  minimum average balances in connection with such borrowing or to pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES  LENDING -- For purposes of realizing  additional  income, the Series may lend its portfolio  securities to certain  borrowers.  Any such loan will be continuously  secured by  collateral at least equal to the value of the security loaned. The risks in lending portfolio  securities,  as with other extensions of credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower  fail  financially.  Loans will only be made to firms deemed by the
Investment  Manager to be of good  standing and will not be made unless,  in the judgment of the Investment  Manager,  the  consideration  to be earned from such loans would justify the risk.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to  obtain  additional  information,  you may write to SBL  Fund,  One  Security
Benefit  Place,   Topeka,   Kansas   66636-0001,   or  call  (785)  438-3000  or
1-800-888-2461.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other  information about the Series can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Series (including the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

The  Fund's  prospectus  is to be used with the  attached  variable  annuity  or variable life insurance product  prospectus.  The Series of the Fund corresponds to the subaccount offered in such prospectuses.

STATEMENT OF  ADDITIONAL  INFORMATION  -- The Series'  Statement  of  Additional
Information  is  available,  without  charge upon  request by calling the Fund's toll-free  telephone  number  1-800-888-2461.  Shareholder  inquiries  should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or
by calling the Fund's  toll-free  telephone  number  listed  above.  The Series'
Statement of Additional  Information  is  incorporated  into this  prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                         SBL Fund..........  811-02753

--------------------------------------------------------------------------------

SBL FUND
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a Prospectus.  It should be read in  conjunction  with  the SBL Fund  Prospectus  dated [ ],  2003,  as it may be supplemented  from time to time.  A  Prospectus  may be  obtained by writing the
Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785)
438-3000 or (800) 888-2461.

STATEMENT OF ADDITIONAL INFORMATION
[    ], 2003
RELATING TO THE SBL FUND PROSPECTUS DATED [     ], 2003
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

Banc of America Securities, LLC
9 West 57th Street
New York, New York 10019

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

   Special Risks Associated with Low-Rated and

APPENDIX A
   Description of Corporate Bond Ratings....................................  38

WHAT IS SBL FUND?

SBL Fund (the "Fund"), a Kansas  corporation,  was organized by Security Benefit
Life  Insurance  Company  ("SBL") on May 26, 1977,  and serves as the investment vehicle for  certain  variable  annuity and  variable  life  insurance  separate accounts of SBL and an affiliated  life  insurance  company.  Shares of the Fund will be sold to SBL and its affiliated  insurance company for allocation to such separate  accounts,  which are established  for the purpose of funding  variable annuity  and  variable  life  insurance  contracts  of the  companies.  The Fund reserves the right to expand the class of persons eligible to purchase shares of
Series Z of the Fund ("Series Z" or the "Series") or to reject any offer.

The  Fund is an  open-end  management  investment  company  of the  series  type registered under the Investment Company Act of 1940 ("Investment  Company Act"),
which currently  issues its shares in twenty series:  Series A, Series B, Series
C,  Series D, Series E, Series G, Series H, Series I, Series J, Series N, Series
O,  Series P, Series Q, Series S, Series T, Series V, Series W, Series X, Series
Y and Series Z. The assets of each series are held  separate  from the assets of the other  series and each series has  investment  objectives  which differ from those of the other series.

SBL,  organized  originally as a fraternal benefit society under the laws of the
State of Kansas,  commenced business February 22, 1892, and became a mutual life insurance  company  under its present name on January 2, 1950. It became a stock company  under a mutual  holding  company  structure on July 31, 1998.  Its home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001.  SBL
is licensed in the District of Columbia and all states except New York.

All investment  companies are required to operate within the limitations imposed by their  fundamental  investment  policies.  (See  "Investment  Objectives  and
Policies of the Series" and "Investment Restrictions.")

As an open-end  investment  company,  the Fund provides an  arrangement by which investors may invest in a company which itself invests in securities. The Series represents a diversified securities portfolio under professional management, and the value of shares held by SBL's separate  accounts will fluctuate with changes in the value of the Series' portfolio  securities.  As an open-end company,  the
Fund is  obligated  to redeem its shares  upon demand at current net asset value
("NAV"). (See "Sale and Redemption of Shares.")

Professional  investment advice is provided to the Series by Security Management
Company,  LLC (the  "Investment  Manager").  The Investment  Manager has engaged
Mainstream  Investment  Advisers,   LLC  ("Mainstream")  to  provide  investment
advisory services to Series Z.

INVESTMENT OBJECTIVE OF THE SERIES

The investment objective and policies of Series Z are described below. There are risks  inherent in the  ownership  of any security and there can be no assurance that such objective will be achieved.  The objective and policies,  except those enumerated under "Investment  Restrictions," may be modified at any time without stockholder approval.

To comply with  regulations  under Section  817(h) of the Internal  Revenue Code
(the "Code"), the Series is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is  represented  by  securities  of any one  issuer,  no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities  of any  three  issuers,  and no  more  than  90% is  represented  by securities  of any four issuers.  As to U.S.  Government  securities,  each U.S.
Government agency and instrumentality is to be treated as a separate issuer.

The  investment  objective  of  Series Z is  long-term  growth  of  capital,  as explained in the Prospectus.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques that may be used by the Series are described in the "Principal Risks"
and "Investment  Policies and Management  Practices " sections of the Prospectus and in this Statement of Additional Information.  The following is a description of certain  additional risk factors related to various  securities,  instruments and techniques. Also included is a general description of some of the investment instruments,  techniques  and methods which may be used by the Series.  Although the Series may employ the techniques,  instruments and methods  described below, consistent with its investment objective and policies and any applicable law, it will not be required to do so.

AMERICAN  DEPOSITARY  RECEIPTS -- The Series may  purchase  American  Depositary
Receipts  ("ADRs") which are issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's  securities.  ADRs are publicly traded on exchanges or over-the-counter  in the United States.  Investors should consider  carefully the  substantial  risks  involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs")
or other  securities  convertible  into  securities  of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be  converted.  Generally,  ADRs, in  registered  form,  are denominated  in U.S.  dollars and are  designed  for use in the U.S.  securities markets,  while  EDRs  (also  referred  to as  Continental  Depositary  Receipts
("CDRs"),  in  bearer  form,  may be  denominated  in other  currencies  and are designed for use in European  securities  markets.  ADRs are receipts  typically issued by a U.S. bank or trust company  evidencing  ownership of the  underlying securities. EDRs are European receipts evidencing a similar arrangement and GDRs are global  receipts  evidencing  a similar  arrangement.  For  purposes  of the
Series'  investment  policies,  ADRs,  EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or
GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

SHARES  OF  OTHER  INVESTMENT  COMPANIES  -- The  Series  may  invest  in  other
investment  companies,  which  may  include,  without  limitation,   index-based
investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P
MidCap 400 Index),  Select  Sector SPDRs (based on sectors or  industries of the
S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index)
and DIAMONDS (based on the Dow Jones  Industrial  Average).  The Series also may invest in  investment  vehicles that are not subject to regulation as registered investment companies.

The main risk of investing in  index-based  investment  companies is the same as investing in a portfolio of securities compromising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand  for  the  instruments  on  the  exchanges  on  which  they  are  traded.
Index-based  investments  may not  replicate  exactly the  performance  of their specified  index  because of  transaction  costs and  because  of the  temporary unavailability of certain  component  securities of the index. To the extent the
Series invests in investment  companies,  or other investment vehicles,  it will incur its pro rata share of the underlying  investment  companies' expenses.  In addition,  the Series will be subject to the effects of business and  regulatory developments  that affect an  underlying  investment  company or the  investment company industry generally. The Series' investment in shares of other investment companies  may not exceed  immediately  after  purchase 10% of the Series' total assets and no more than 5% of its total  assets may be invested in the shares of any one investment company.

REPURCHASE  AGREEMENTS  -- A  repurchase  agreement  involves a purchase  by the
Series of a  security  from a  selling  financial  institution  (such as a bank, savings and loan association or  broker-dealer)  which agrees to repurchase such security  at a specified  price and at a fixed time in the  future,  usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.

Repurchase  agreements  are  considered  to be  loans  by  the  Fund  under  the
Investment  Company Act. Engaging in any repurchase  transaction will be subject to any rules or regulations  of the Securities and Exchange  Commission or other regulatory  authorities.  Not more  than 10% of the  assets  of Series Z will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

In the  event of a  bankruptcy  or other  default  of a seller  of a  repurchase agreement, the Series could experience both delays in liquidating the underlying securities  and  losses,  including  (a)  possible  decline  in the value of the underlying  security  during the period  while the Series  seeks to enforce  its rights thereto;  (b) possible  subnormal  levels of income and lack of access to income during this period;  and (c) expenses of enforcing its rights.  The Board of Directors of the Fund has  promulgated  guidelines with respect to repurchase agreements.

REVERSE  REPURCHASE  AGREEMENTS -- The Series may enter into reverse  repurchase agreements  with the same  parties  with  whom they may  enter  into  repurchase agreements.  Under  a  reverse  repurchase  agreement,  the  Series  would  sell securities and agree to repurchase them at a particular  price at a future date.
Reverse  repurchase  agreements  involve  the risk that the market  value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase.  In the event the  buyer  of  securities  under  a  reverse  repurchase  agreement  files  for bankruptcy  or becomes  insolvent,  such buyer or its  trustee or  receiver  may receive  an  extension  of time to  determine  whether to  enforce  the  Series'
obligation to repurchase the securities,  and the Series' use of the proceeds of the reverse  repurchase  agreement may  effectively  be restricted  pending such decision.

The Series also may enter into  "dollar  rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase  substantially similar (same type, coupon and maturity) securities on a specified  future  date.  During the roll  period,  the Series would forego principal and interest paid on such securities.  The Series would be compensated by the difference  between the current sales price and the forward price for the future  purchase,  as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Series  enters  into  reverse  repurchase  agreements  or dollar rolls, it will segregate cash or liquid  securities having a value not less than the repurchase price,  including  accrued interest.  Assets may be segregated by the Series' custodian,  or on the Series' books.  Reverse repurchase  agreements and dollar  rolls will be treated as  borrowings  and will be deducted  from the
Series' borrowing limitation.

REAL ESTATE  SECURITIES  -- The Series may invest in equity  securities  of real estate investment  trusts ("REITs") and other real estate industry  companies or companies with substantial real estate investments and therefore, the Series may be subject to certain risks  associated with direct ownership of real estate and with the real estate  industry in general.  These risks  include,  among others:
possible declines in the value of real estate;  possible lack of availability of mortgage funds;  extended vacancies of properties;  risks related to general and local economic  conditions;  overbuilding;  increases in  competition,  property taxes and operating  expenses;  changes in zoning laws; costs resulting from the clean-up  of,  and  liability  to third  parties  for  damages  resulting  from, environmental problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the Code.  Certain  REITs may be  self-liquidating  in that a  specific  term of existence  is provided  for in the trust  document.  Such trusts run the risk of liquidating at an economically inopportune time.

DEBT OBLIGATIONS -- Yields on short, intermediate,  and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond  markets,  the  size of a  particular  offering,  the  maturity  of the obligation,  and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally  subject to potentially  greater capital  appreciation and depreciation than obligations with shorter  maturities and lower yields. The market prices of debt securities  usually vary,  depending upon available  yields.  An increase in interest rates will generally reduce the value of portfolio  investments,  and a decline in interest rates will generally increase  the value of  portfolio  investments.  The  ability  of the  Series to achieve its investment  objective is also dependent on the continuing ability of the  issuers of the debt  securities  in which the  Series  invest to meet their obligations for the payment of interest and principal when due.

SPECIAL RISKS  ASSOCIATED WITH LOW-RATED AND COMPARABLE  UNRATED DEBT SECURITIES
-- Low-rated and comparable unrated securities,  while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly  speculative with respect to the issuer's capacity to pay interest and repay  principal.  The Series  may also  purchase  low rated and  comparable unrated  securities  which are in  default  when  purchased.  The  special  risk considerations  in connection with such investments are discussed below. See the
Appendix  of this  Statement  of  Additional  Information  for a  discussion  of securities ratings.

The low-rated and comparable  unrated  securities  market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing  securities typically experience appreciation when interest rates decline and  depreciation  when interest  rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments  to a greater extent than do higher-rated  securities,  which react primarily to fluctuations in the general level of interest rates.  Low-rated and comparable  unrated  securities  also  tend to be  more  sensitive  to  economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than  securities  in the  higher-rated  categories.  During an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged issuers of low-rated and comparable  unrated securities may experience financial  stress and may not have  sufficient  revenues  to meet their  payment obligations.  The issuer's  ability to service its debt  obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The  risk of loss due to  default  by an  issuer  of  low-rated  and
comparable  unrated   securities  is  significantly   greater  than  issuers  of
higher-rated  securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable  unrated  security  defaulted,  the  Series  might  incur  additional expenses to seek  recovery.  Periods of economic  uncertainty  and changes would also generally result in increased  volatility in the market prices of low-rated and comparable unrated securities and thus in the Series' NAV.

As  previously  stated,  the value of such a security  will decrease in a rising interest  rate market and  accordingly,  so will the Series'  NAV. If the Series experiences  unexpected net  redemptions  in such a market,  it may be forced to liquidate  a  portion  of its  portfolio  securities  without  regard  to  their investment  merits.  Due to  the  limited  liquidity  of  high-yield  securities
(discussed  below) the Series may be forced to liquidate  these  securities at a substantial  discount.  Any such liquidation would reduce the Series' asset base over which  expenses  could be  allocated  and could result in a reduced rate of return for the Series.

Low-rated and comparable unrated securities typically contain redemption,  call, or prepayment  provisions which permit the issuer of such securities  containing such provisions to, at their discretion,  redeem the securities.  During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance  them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance  the  securities or otherwise  redeem  them,  the Series may have to replace the  securities  with a lower-yielding security, which would result in a lower return for the Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest  payments of rated securities.  They do not, however,  evaluate the market value risk of low-rated and comparable unrated securities and, therefore,
may  not  fully  reflect  the  true  risks  of  an   investment.   In  addition,
credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the  condition of the issuer that affect the market value  of  the  security.  Consequently,  credit  ratings  are  used  only  as a preliminary  indicator of  investment  quality.  Investments  in  low-rated  and comparable  unrated  securities will be more dependent on the Investment Manager or  sub-adviser's  credit  analysis than would be the case with  investments  in investment-grade debt securities.  The Investment Manager or sub-adviser employs its own credit  research and analysis,  which includes a study of existing debt, capital  structure,  ability to service debt and to pay dividends,  the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings.  The Investment Manager or sub-adviser  monitors the investments in the Series' portfolio and carefully evaluates whether to dispose of or to retain low-rated  and  comparable  unrated  securities  whose credit  ratings or credit quality may have changed.

The Series may have  difficulty  disposing of certain  low-rated and  comparable unrated  securities  because  there  may  be a  thin  trading  market  for  such securities.  Because  not all  dealers  maintain  markets in all  low-rated  and comparable unrated  securities,  there is no established retail secondary market for many of these securities.  The Series anticipates that such securities could be sold only to a limited number of dealers or institutional  investors.  To the extent a secondary  trading market does exist,  it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an  adverse  impact on the market  price of the  security.  As a result, the Series' asset value and ability to dispose of particular securities, when necessary to meet the Series'  liquidity needs or in response to a specific economic  event,  may be  affected.  The lack of a liquid  secondary  market for certain  securities  may also  make it more  difficult  for the  Fund to  obtain accurate market quotations for purposes of valuing the Series. Market quotations are generally  available on many  low-rated and  comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.  During  periods of thin  trading,  the spread  between  bid and asked  prices is likely to increase  significantly.  In addition,  adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and  liquidity of low-rated  and comparable unrated securities, especially in a thinly-traded market.

Recent  legislation has been adopted and from time to time,  proposals have been discussed  regarding  new  legislation  designed  to  limit  the use of  certain low-rated and comparable  unrated  securities by certain issuers.  An example of legislation is a recent law which requires  federally  insured  savings and loan associations  to divest their  investment  in these  securities  over time.  New legislation could further reduce the market because such legislation, generally, could  negatively  affect the  financial  condition of the issuers of high-yield securities,  and  could  adversely  affect  the  market  in  general.  It is not currently  possible to determine  the impact of the recent  legislation  on this market.  However, it is anticipated that if additional legislation is enacted or proposed,  it  could  have a  material  effect  on the  value of  low-rated  and comparable  unrated  securities and the existence of a secondary  trading market for the securities.

PUT AND CALL OPTIONS --

WRITING (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder (buyer)
the "right to  purchase"  a  security  or  currency  at a  specified  price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the  expiration  date)  (American  style).  So long as the obligation  of the writer of a call  option  continues,  he may be  assigned  an exercise  notice  by the  broker-dealer  through  whom  such  option  was  sold, requiring him to deliver the underlying  security or currency against payment of the exercise price.  This obligation  terminates upon the expiration of the call option,  or such  earlier  time at which the writer  effects a closing  purchase transaction by repurchasing an option identical to that previously sold.

The Series may write (sell) "covered" call options and purchase options to close out options  previously  written by the Series. In writing covered call options, the Series expects to generate  additional  premium income which should serve to enhance the Series'  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will generally be written on securities or  currencies  which,  in the opinion of the
Investment  Manager or  sub-adviser,  are not  expected  to have any major price increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Series.

The Series will write only covered call options. This means that the Series will own the security or currency  subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the exercise  price of the "covered"  option,  or will, for the term of the option,  segregate  cash  or  liquid  securities  having  a value  equal  to the fluctuating market value of the optioned securities or currencies. Assets may be segregated by the Series' custodian, or on the Series' books.

Series  securities  or  currencies  on which call options may be written will be purchased solely on the basis of investment  considerations  consistent with the
Series'  investment  objectives.  The  writing  of  covered  call  options  is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series'  total return.  When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price  increase in the  underlying  security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Series has no control over when it may be required to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Series has written expires,  the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying  security or currency during the option period.  If the call option is exercised,  the Series will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Series will normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium  received is the market  value of an option.  The premium the Series will receive from writing a call option will reflect,  among other  things,  the current market price of the underlying security or currency, the relationship of the exercise price to such market price,  the historical price volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or sub-adviser,  in determining  whether a particular call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium  received by the Series for writing covered call options will be recorded as a liability of the Series.  This  liability  will be adjusted daily to the option's  current  market value,  which will be the latest sale  price at the time at which  the NAV per share of the  Series  is  computed
(close of the NYSE),  or, in the absence of such sale,  the latest  asked price.
The option will be terminated upon expiration of the option,  the purchase of an identical  option  in a  closing  transaction,  or  delivery  of the  underlying security or currency upon the exercise of the option.

The Series will realize a profit or loss from a closing purchase  transaction if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Series.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
The Series may write American or European style covered put options and purchase options to close out options previously written by the Series.

The Series may write put options on a covered basis, which means that the Series would either (i) aggregate cash or liquid  securities in an amount not less than the exercise price at all times while the put option is  outstanding;  (ii) sell short the security or currency  underlying  the put option at the same or higher price than the exercise price of the put option;  or (iii) purchase an option to sell the  underlying  security  or  currency  subject  to the  option  having an exercise  price equal to or greater  than the  exercise  price of the  "covered"
option  at all times  while  the put  option  is  outstanding.  (The  rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure  payment of the  exercise  price.) The Series  would  generally  write covered put options in circumstances where the Investment Manager or sub-adviser wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current  market price of the security or currency.  In such  event the Series  would  write a put option at an  exercise  price  which, reduced by the premium  received on the option,  reflects  the lower price it is willing to pay. Since the Series would also receive  interest on debt securities or  currencies  maintained  to cover  the  exercise  price of the  option,  this technique  could be used to  enhance  current  return  during  periods of market uncertainty.  The risk in such a  transaction  would be that the market price of the underlying  security or currency would decline below the exercise price less the  premiums  received.  Such a decline  could be  substantial  and result in a significant loss to the Series. In addition, the Series, because it does not own the specific  securities or  currencies  which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM  RECEIVED  FROM WRITING  CALL OR PUT OPTIONS.  The Series will receive a premium from writing a put or call option, which increases the Series' return in the event the  option  expires  unexercised  or is closed  out at a profit.  The amount of the premium will reflect,  among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the  volatility  of the  market  price of the  underlying security.  By writing a call option, the Series limits its opportunity to profit from any  increase  in the market  value of the  underlying  security  above the exercise  price of the option.  By writing a put option,  the Series assumes the risk that it may be required to purchase the underlying security for an exercise price  higher  than its then  current  market  value,  resulting  in a potential capital loss if the purchase  price  exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or to permit the sale of the underlying  security or currency.  The Series may  terminate an option that it has written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option.  In the case of a put option,  any loss so incurred  may be  partially  or entirely  offset by the premium  received  from a  simultaneous  or  subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally reflect  increases  in the market  price of the  underlying  security,  any loss resulting  from the purchase of a call option is likely to be offset in whole or in part by  unrealized  appreciation  of the  underlying  security  owned by the
Series.

Furthermore,  effecting  a closing  transaction  will permit the Series to write another  call  option on the  underlying  security  or  currency  with  either a different  exercise  price or expiration  date or both. If the Series desires to sell a  particular  security  or  currency  from its  portfolio  on which it has written a call  option,  or  purchased  a put  option,  it will seek to effect a closing  transaction prior to, or concurrently with, the sale of the security or currency.  There is, of course,  no  assurance  that the Series  will be able to effect such closing  transactions  at a favorable  price.  If the Series  cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to  participate  in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk  of  being  required  to hold  on to  securities  or  currencies  that  are depreciating in value. This could result in higher transaction costs. The Series will pay  transaction  costs in connection  with the writing of options to close out previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING  CALL  OPTIONS.  The Series may  purchase  American or European  call options.  The Series may enter into  closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Series may purchase call options for the purpose of increasing its current return.

Call  options may also be  purchased  by the Series for the purpose of acquiring the  underlying  securities or currencies  for its  portfolio.  Utilized in this fashion,  the  purchase  of call  options  enables  the  Series to  acquire  the securities  or  currencies  at the  exercise  price of the call  option plus the premium  paid.  At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring the  securities or currencies directly.  This technique may also be useful to the Series in purchasing a large block of  securities or  currencies  that would be more  difficult to acquire by direct market purchases.  So long as it holds such a call option rather than the underlying  security or currency itself, the Series is partially  protected from any  unexpected  decline  in the  market  price of the  underlying  security  or currency  and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

The Series may also purchase call options on underlying securities or currencies it owns in order to protect  unrealized gains on call options previously written by it. Call options may also be purchased  at times to avoid  realizing  losses.
For  example,  where  the  Series  has  written a call  option on an  underlying security or currency having a current market value below the price at which such security  or currency  was  purchased  by the Series,  an increase in the market price could result in the exercise of the call option  written by the Series and the  realization of a loss on the underlying  security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS.  The Series may purchase  American or European style put options.  The Series may enter into  closing sale  transactions  with respect to such options,  exercise them or permit them to expire. The Series may purchase a put option on an underlying  security or currency (a "protective  put") owned by the Series as a defensive  technique in order to protect  against an anticipated decline in the value of the  security  or  currency.  Such hedge  protection  is provided  only during the life of the put option when the Series,  as the holder of the put option,  is able to sell the  underlying  security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's  exchange value. The premium paid for the put option and any transaction  costs  would  reduce  any  capital  gain  otherwise  available  for distribution when the security or currency is eventually sold.

The Series may  purchase  put options at a time when the Series does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency  it does not own,  the Series  seeks to  benefit  from a decline in the market price of the  underlying  security or currency.  If the put option is not sold when it has  remaining  value,  and if the market  price of the  underlying security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Series will lose its entire  investment  in the put  option.  In order for the  purchase of a put option to be  profitable,  the market price of the  underlying  security or currency must decline  sufficiently below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. The Series may engage in transactions  involving dealer options.
Certain risks are specific to dealer  options.  While the Series would look to a clearing corporation to exercise  exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option  to  perform  if  the  option  were  exercised.  Exchange-traded  options generally  have a  continuous  liquid  market  while  dealer  options have none.
Consequently, the Series will generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it. Similarly,  when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration  only by entering into a closing  purchase  transaction  with the dealer to which the  Series  originally wrote the option.  While the Series will seek to enter into dealer  options only with  dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Series,  there can be no assurance that the
Series  will be able to  liquidate a dealer  option at a favorable  price at any time prior to  expiration.  Failure  by the dealer to do so would  result in the loss of the premium paid by the Series as well as loss of the  expected  benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction,  it will be required to segregate cash  or  liquid  securities  used as  cover  until  the  option  expires  or is exercised.  In the event of insolvency  of the contra  party,  the Series may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Series, the inability to enter into a closing transaction may result in material losses to the Series.  For  example,  since the Series  must  maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has  segregated to secure the position  while it is obligated  under the option  (unless the  securities  are replaced  with similar assets).  This  requirement  may impair the  Series'  ability to sell  portfolio securities at a time when such sale might be advantageous.

The Staff of the Securities and Exchange  Commission has taken the position that purchased  dealer  options  and the  assets  used to secure the  written  dealer options are illiquid securities. The Series may treat the cover used for written
OTC options as liquid if the dealer  agrees that the Series may  repurchase  the
OTC  option  it  has  written  for  a  maximum  price  to  be  calculated  by  a predetermined  formula.  In such  cases,  the OTC  option  would  be  considered illiquid  only to the extent the  maximum  repurchase  price  under the  formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid  securities.  If the Securities and Exchange  Commission changes its position on the liquidity of dealer  options,  the Series  will  change  its  treatment  of such  instruments accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option period,  the Series, as writer of a call option has, in return for the premium  received on the option,  given up the opportunity for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of  purchasing  a call or put option is that the Series may lose the  premium it paid plus  transaction  costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction.  If the Series is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and risks  different  from those  associated  with  ordinary  Series securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or  sub-adviser to predict  correctly  movements in the direction of the market  generally or in the  direction of a particular  industry.  This requires different  skills  and  techniques  than  predicting  changes  in the  prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index. If this occurred, the Series would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed,  might be unable to exercise an option it  purchased,  which would result in substantial losses.

Price movements in Series securities will not correlate perfectly with movements in the level of the  index and  therefore,  the  Series  bears the risk that the price of the securities  may not increase as much as the level of the index.  In this  event,  the  Series  would  bear a loss on the  call  which  would  not be completely  offset by  movements  in the  prices of the  securities.  It is also possible that the index may rise when the value of the Series'  securities  does not. If this  occurred,  the Series  would  experience  a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless the Series has other liquid  assets which are  sufficient  to satisfy the exercise  of a call on the  index,  the Series  will be  required  to  liquidate securities in order to satisfy the exercise.

When the Series has written a call on an index,  there is also the risk that the market may decline  between the time the Series has the call  exercised  against it, at a price which is fixed as of the  closing  level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities,  the Investment Manager or sub-adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying  security in  settlement,  the Series may have to sell part of its  securities in order to make settlement in cash, and the price of such  securities  might decline before they could be sold.

If the Series  exercises a put option on an index which it has purchased  before final  determination  of the  closing  index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes  the  exercised  option to fall  "out-of-the-money"  the  Series  will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied by the  applicable  multiplier) to the assigned writer.  Although  the Series may be able to minimize  this risk by  withholding exercise  instructions  until just  before the daily  cutoff  time or by selling rather than  exercising  an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index  options  may be  earlier  than  those  fixed for other  types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- The  Series may enter into  financial  futures  contracts, including stock and bond index,  interest rate and currency futures ("futures or futures  contracts").  A futures  contract  provides  for the future sale by one party  and  purchase  by  another  party of a  specified  amount  of a  specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place  designated at the time the contract is made.  Brokerage fees are incurred when a futures  contract is bought or sold and margin  deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Series purchases or sells a security,  no price would be paid or received by the Series upon the  purchase  or sale of a futures  contract.  Upon entering into a futures contract,  and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a  segregated  account  in the name of the  futures  broker an amount of cash or liquid  securities,  known as "initial margin." In some cases the initial margin may be held by the futures  broker rather than with the Series'  custodian.  The margin  required  for a  particular  futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the exchange  during the term of the  contract.  Futures  contracts  are customarily  purchased  and sold on margins that may range upward from less than
5% of the value of the contract being traded.

Margin is the amount of funds  that must be  deposited  by the  Series  with its custodian  in a  segregated  account  in  the  name  of the  futures  commission merchant,  or directly with the futures  commission  merchant in accordance with
Rule 17f-6  under the  Investment  Company  Act,  in order to  initiate  futures trading and to maintain the Series' open position in futures contracts. A margin deposit is intended to ensure the Series'  performance of the futures  contract.
The margin required for a particular  futures contract is set by the exchange on which the futures  contract is traded,  and may be  significantly  modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments,  in practice most futures  contracts are usually  closed out before the  delivery  date.  Closing out an open futures  contract  purchase or sale is effected by  entering  into an  offsetting  futures  contract  purchase or sale, respectively,  for the same aggregate amount of the identical securities and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the Series  realizes a gain; if it is more,  the Series  realizes a loss.  Conversely,  if the  offsetting  sale  price is more  than  the  original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these  calculations.  There can be no  assurance,  however,  that the  Series  will be able to enter into an offsetting  transaction  with  respect to a  particular  futures  contract  at a particular  time.  If the  Series  is not  able  to  enter  into  an  offsetting transaction,  the Series will  continue  to be  required to maintain  the margin deposits on the futures contract.

For  example,  the Standard & Poor's 500 Stock Index is composed of 500 selected common  stocks,  most of which are listed on the NYSE. The S&P 500 Index assigns relative  weightings to the common stocks  included in the Index,  and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $950,  one contract would be worth $237,500 (250 units
x $950).  The stock index  futures  contract  specifies  that no delivery of the actual stock making up the index will take place.  Instead,  settlement  in cash occurs.  Over the life of the  contract,  the gain or loss  realized by the Fund will equal the  difference  between the purchase (or sale) price of the contract and the price at which the  contract is  terminated.  For  example,  if the Fund enters  into a  futures  contract  to buy 250  units  of the S&P 500  Index at a specified  future  date at a contract  price of $950 and the S&P 500 Index is at
$954 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures  contract to sell 250 units of the stock index at a specified  future date at a contract price of $950 and the S&P 500 Index is at
$952 on that future date, the Fund will lose $500 (250 units x loss of $2).

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  Upon exercise of the option,  the delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures  contract  is  required  to deposit  margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise  of an  option on a  futures  contract,  the  delivery  of the  futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied  by  delivery  of the  accumulated  balance in the  writer's  margin account.  This amount  will be equal to the amount by which the market  price of the futures contract at the time of exercise exceeds,  in the case of a call, or is less  than,  in the case of a put,  the  exercise  price of the option on the futures contract.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the  Investment  Manager or sub-adviser  serves as adviser or sub-adviser.  Such aggregated  orders would be allocated among the Series and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that Futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes,  and GNMA pass through securities and $1,000,000 for the other designated Futures  contracts.  A public market exists in Futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the NASDAQ 100 Index,  the Value Line  Composite  Index and the New York
Stock Exchange Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the
Investment Manager or sub-adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures  contacts  are  currently  traded with  respect to the S&P 500 Index and other broad stock market indices,  such as the New York Stock Exchange Composite
Stock Index and the Value Line Composite Stock Index.  The Series may,  however,
purchase  or  sell   futures   contracts   with  respect  to  any  stock  index.
Nevertheless, to hedge the Series' portfolio successfully,  the Series must sell futures  contracts  with respect to indexes or subindexes  whose  movements will have a  significant  correlation  with  movements  in the prices of the  Series'
securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies  held or intended to be acquired by the Series.  In this regard,  the
Series could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange rates and purchase  such futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Series may enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively low cost means of  implementing  the Series'  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

VOLATILITY  AND LEVERAGE.  The prices of futures  contracts are volatile and are influenced,  among other things, by actual and anticipated changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

Most United States futures  exchanges limit the amount of fluctuation  permitted in  futures  contract  prices  during a single  trading  day.  The  daily  limit establishes  the maximum  amount that the price of a futures  contract  may vary either  up or down  from the  previous  day's  settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no  trades  may be made on that day at a price  beyond  that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential losses, because the limit may prevent
the  liquidation  of  unfavorable   positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely high degree of leverage  (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small  price  movement  in a  futures  contract  may  result  in  immediate  and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase,  10% of the value of the futures contract is deposited as margin, a subsequent  10% decrease in the value of the futures  contract would result in a total  loss of the margin  deposit,  before any  deduction  for the  transaction costs,  if the account  were then closed out. A 15%  decrease  would result in a loss equal to 150% of the original margin  deposit,  if the contract were closed out.  Thus,  a purchase  or sale of a futures  contract  may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had  invested in the  underlying  instrument  and sold it after the  decline.
Furthermore,  in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract,  the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Series may elect to close some or all of its futures positions at any time prior to their  expiration.  The Series would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures  positions.  The  Series  may close  its  positions  by taking  opposite positions  which would operate to terminate the Series'  position in the futures contracts.  Final  determinations  of  variation  margin  would  then  be  made, additional  cash would be required to be paid by or released to the Series,  and the Series would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.  Although the Series intends to purchase or sell futures  contracts only on exchanges or boards of trade where there appears to be an  active  market,  there  is no  assurance  that a liquid  market  on an exchange  or  board of trade  will  exist  for any  particular  contract  at any particular  time.  In such  event,  it might not be  possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying instruments,  the
Series would  continue to hold the underlying  instruments  subject to the hedge until the futures  contracts  could be  terminated.  In such  circumstances,  an increase in the price of the underlying instruments,  if any, might partially or completely offset losses on the futures contract.  However,  as described below, there is no guarantee  that the price of the  underlying  instruments  will,  in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments  which are the subject of the hedge.  The Investment
Manager or sub-adviser  will,  however,  attempt to reduce this risk by entering
into  futures  contracts  whose  movements,   in  its,  judgment,  will  have  a
significant  correlation with movements in the prices of the Series'  underlying instruments sought to be hedged.

Successful use of futures  contracts by the Series for hedging  purposes is also subject to the Investment Manager or sub-adviser's  ability to correctly predict movements in the direction of the market.  It is possible that,  when the Series has sold  futures to hedge its  portfolio  against a decline in the market,  the index, indices, or underlying instruments on which the futures are written might advance  and  the  value  of the  underlying  instruments  held  in the  Series'
portfolio might decline.  If this were to occur,  the Series would lose money on the  futures  and also would  experience  a decline  in value in its  underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series'  portfolio will tend to move in the same direction  as the market  indices  which are  intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series  were to hedge  against the  possibility  of a decline in the market  (adversely  affecting the underlying  instruments held in its portfolio)
and prices instead  increased,  the Series would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures positions.  In addition,  in such situations,  if the  Series  had  insufficient  cash,  it  might  have  to  sell underlying  instruments to meet daily variation margin requirements.  Such sales of underlying  instruments  might be, but would not necessarily be, at increased prices  (which would reflect the rising  market).  The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements,  investors might close futures contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because of the imperfect  correlation  between price movements in the underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast of general market trends by the Investment Manager or sub-adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS.  The Series may seek to close out an option  position by writing or buying an offsetting  option covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The  Series  will  engage in  transactions  in futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

The Series may not enter into  futures  contracts  or options  thereon  if, with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC rules,  either (i) the sum of the amounts of initial margin deposits on the
Series'  existing  futures and premiums paid for options on futures would exceed
5% of the NAV of the Series  after taking into  account  unrealized  profits and unrealized losses on any such contracts it has entered into; provided,  however, that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in calculating  the 5% limitation;  or (ii)
the notional value of the futures contracts purchased from non-hedging  purposes is no greater than the liquidation value of the Series' portfolio.

The Series' use of futures contracts will not result in leverage.  Therefore, to the extent necessary,  in instances  involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series,  an amount of cash or liquid  securities,  equal to the market  value of the futures contracts  and options  thereon  (less any  related  margin  deposits),  will be identified  in an  account  with the  Series'  custodian  or on the books of the
Series to cover the position, or alternative cover will be employed.

In addition,  CFTC regulations may impose  limitations on the Series' ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

FOREIGN  FUTURES  AND  OPTIONS.  Participation  in foreign  futures  and foreign options transactions involves the execution and clearing of trades on or subject to the  rules  of a  foreign  board  of  trade.  Neither  the  National  Futures
Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign law. This is true even if the exchange is formally linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.  Moreover,  such laws or  regulations  will vary depending on the foreign country in which the foreign futures or foreign options transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity  Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange,  including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures  Association or any domestic futures  exchange.
In  particular,  funds  received from the Series for foreign  futures or foreign options  transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign  options  contract and,  therefore,  the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

SWAPS,  CAPS,  FLOORS AND  COLLARS -- The Series may enter into  interest  rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for any  lawful  purpose  consistent  with  the  Series'  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular  desired  return or spread at a lower cost to the Series  than if the
Series had invested  directly in an instrument  that yielded that desired return or spread.  The Series also may enter into swaps in order to protect  against an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities  that  the  Series  anticipates  purchasing  at a  later  date.  Swap agreements  are  two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to several years.  In a standard
"swap" transaction,  two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular  predetermined  investments or  instruments.  The gross  returns to be exchanged  or  "swapped"  between the parties are calculated with respect to a "notional  amount," i.e., the return on or increase in value of a  particular  dollar  amount  invested at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Series, the obligations of the parties  would be exchanged on a "net basis."  Consequently,  the Series'
obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Series'  obligation  under a swap  agreement  will be accrued  daily (offset against  amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by cash or liquid securities  identified in an account with the Series custodian or on the books of the Series.

Whether the Series' use of swap  agreements will be successful in furthering its investment  objective  will  depend,  in  part,  on the  Investment  Manager  or sub-adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed  on the  Series by the Code may limit the  Series'  ability  to use swap agreements. The swaps market is largely unregulated.

The  Series  will  enter  swap  agreements  only  with  counterparties  that the
Investment Manager or sub-adviser  reasonably believes are capable of performing under the swap  agreements.  If there is a default by the other  party to such a transaction, the Series will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the  transaction.  Series E and P will not enter into any swap,  cap, floor,  collar or other derivative  transaction  unless, at the time of entering into the transaction,  the unsecured  long-term debt rating of the counterparty, combined with any credit enhancements,  is rated at least A by Moody's or S&P or has  an  equivalent  rating  from a  nationally  recognized  statistical  rating organization  or is  determined  to be  of  equivalent  credit  quality  by  the
Investment Manager.

SPREAD  TRANSACTIONS  -- The Series may  purchase  covered  spread  options from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Series  the right to put,  or sell,  a security  that it owns at a fixed  dollar spread or fixed yield spread in relationship to another security that the Series does not  own,  but  which is used as a  benchmark.  The risk to the  Series  in purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there is no  assurance  that closing  transactions will be available.  The purchase of spread options will be used to protect the Series against adverse changes in prevailing  credit quality spreads,  i.e.,  the  yield  spread  between  high  quality  and  lower  quality securities.  Such  protection  is only  provided  during  the life of the spread option.

HYBRID  INSTRUMENTS  -- Hybrid  instruments  combine  the  elements  of  futures contracts  or  options  with  those of debt,  preferred  equity or a  depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity  securities  index.  Hybrid  Instruments  may take a  variety  of  forms, including,  but not limited  to, debt  instruments  with  interest or  principal payments or redemption  terms determined by reference to the value of a currency or commodity  at a future point in time,  preferred  stock with  dividend  rates determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms  related  to a  particular  commodity.  The risks of investing  in  Hybrid  Instruments  reflect  a  combination  of the  risks  from investing in securities,  futures and currencies,  including volatility and lack of  liquidity.  Reference  is made to the  discussion  of  futures  and  forward contracts in this Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency  may  not  move in the  same  direction  or at the  same  time.  Hybrid
Instruments  may bear  interest or pay  preferred  dividends at below market (or even relatively  nominal)  rates. In addition,  because the purchase and sale of
Hybrid  Instruments  could  take  place in an  over-the-counter  market  or in a private  transaction between the Series and the seller of the Hybrid Instrument, the  creditworthiness  of the contract party to the transaction  would be a risk factor which the Series would have to consider.  Hybrid Instruments also may not be subject to regulation of the CFTC,  which generally  regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons,  or any other governmental regulatory authority.

LENDING OF  PORTFOLIO  SECURITIES  -- For the  purpose of  realizing  additional income, the Series may make secured loans of Series securities  amounting to not
more  than  33  1/3%  of  its  total  assets.   Securities  loans  are  made  to
broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the  securities  lent and  marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters  of  credit  or such  other  collateral  as may be  permitted  under its investment  program.  While the  securities  are being  lent,  the  Series  will continue to receive the  equivalent  of the  interest or  dividends  paid by the issuer  on  the  securities,  as  well  as  interest  on the  investment  of the collateral or a fee from the borrower.  The Series has a right to call each loan and obtain the securities on five business  days' notice or, in connection  with securities  trading on foreign markets,  within such longer period of time which coincides  with the normal  settlement  period for  purchases  and sales of such securities in such foreign  markets.  The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important  vote. The risks in lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional collateral  or in the recovery of the  securities  or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to persons deemed by the  Investment  Manager or sub-adviser to be of good standing and will not be made  unless,  in the  judgment  of the  Investment  Manager  or sub-adviser,  the  consideration  to be earned from such loans would justify the risk.

LEVERAGE  -- The  Series may use  leverage.  Leveraging  the  Series  creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the
Series' shares and in the yield on the Series' portfolio. Although the principal of such borrowings will be fixed,  the Series' assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Series'
investments will be borne entirely by the Series' shareholders (and not by those persons  providing  the  leverage  to the  Series),  the effect of leverage in a declining  market would be a greater decrease in NAV than if the Series were not so leveraged. Leveraging will create interest expenses for the Series, which can exceed  the  investment  return  from the  borrowed  funds.  To the  extent  the investment return derived from securities  purchased with borrowed funds exceeds the interest the Series will have to pay, the Series'  investment return will be greater than if leveraging were not used.  Conversely,  if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of  leveraging,  the  investment  return  of the  Series  will be  less  than if leveraging were not used.

WHEN-ISSUED  SECURITIES -- The Series may from time to time purchase  securities on a  "when-issued"  basis.  At the time the  Series  makes  the  commitment  to purchase a security on a when-issued  basis,  it will record the transaction and reflect the value of the  security  in  determining  its NAV.  The Series do not believe that NAV or income will be adversely  affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable  securities equal in value to commitments for when-issued securities.

The price of when-issued  securities,  which may be expressed in yield terms, is fixed at the time the  commitment to purchase is made,  but delivery and payment for the  when-issued  securities  take  place  at a later  date.  Normally,  the settlement date occurs within 90 days of the purchase. During the period between purchase  and  settlement  no payment is made by the Series to the issuer and no interest accrues to the Series.  Forward  commitments  involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition  to the risk of decline in value of the Series'  other assets.  While when-issued  securities may be sold prior to the settlement date, the Series  intends to  purchase  such  securities  for the  purpose of actually acquiring them unless a sale appears desirable for investment reasons.

RESTRICTED  SECURITIES  -- Restricted  securities  may be sold only in privately negotiated  transactions  or in a  public  offering  with  respect  to  which  a registration statement is in effect under the Securities Act. Where registration is required,  the Series may be obligated to pay all or part of the registration expenses and a  considerable  period may elapse between the time of the decision to sell and the time the Series  may be  permitted  to sell a security  under an effective  registration  statement.  If,  during such a period,  adverse  market conditions were to develop,  the Series might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as  determined in accordance  with  procedures  prescribed by the Board of
Directors.   If  through  the  appreciation  of  restricted  securities  or  the
depreciation   of  unrestricted   securities  or  the   depreciation  of  liquid
securities, the Series should be in a position where more than the percentage of its assets  permitted under the respective  Series operating policy are invested in  illiquid  assets,  including  restricted  securities,  the Series  will take appropriate steps to protect liquidity.

The Series may purchase  securities which while privately  placed,  are eligible for  purchase  and sale  under  Rule 144A under the  Securities  Act.  This rule permits certain qualified  institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Investment Manager or sub-adviser, under the supervision of the Fund's Board of Directors,  will consider  whether  securities  purchased under Rule 144A are  illiquid  and thus  subject to the Series'  restriction  on investment of its assets in illiquid  securities.  A determination  of whether a
Rule 144A  security  is  liquid or not is a  question  of fact.  In making  this determination,  the Investment  Manager or sub-adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security.  In addition the Investment  Manager or sub-adviser  could consider  the (1)  frequency  of trades and  quotes,  (2) number of dealers  and potential  purchasers,  (3) dealer  undertakings  to make a market,  and (4) the nature of the  security  and of  marketplace  trades  (e.g.,  the time needed to dispose of the security,  the method of  soliciting  offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed  conditions it is  determined  that a Rule 144A security is no longer liquid, the Series' holdings of illiquid  securities would be reviewed to determine  what,  if any,  steps are required to assure that the Series does not invest  more than  permitted  in  illiquid  securities.  Investing  in Rule 144A securities  could have the effect of increasing the amount of the Series' assets invested in illiquid securities if qualified  institutional buyers are unwilling to purchase such securities.

CERTAIN RISKS OF FOREIGN INVESTING --

POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S.  companies may entail additional risks due to the potential political and economic  instability
of  certain   countries  and  the  risks  of   expropriation,   nationalization,
confiscation  or the  imposition of  restrictions  on foreign  investment and on
repatriation  of  capital  invested.   In  the  event  of  such   expropriation,
nationalization or other confiscation by any country,  the Series could lose its entire investment in any such country.

An  investment  in the Series is subject to the  political  and  economic  risks associated with investments in emerging markets.  Even though  opportunities for investment  may exist in  emerging  markets,  any  change in the  leadership  or policies of the  governments of those countries or in the leadership or policies of any other  government  which  exercises a  significant  influence  over those countries,  may halt the expansion of or reverse the  liberalization  of foreign
investment   policies  now  occurring  and  thereby   eliminate  any  investment
opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented by the  securities  purchased by the Series.  The claims of property owners against those governments were never finally settled.  There can be no assurance  that any property  represented  by securities  purchased by the
Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial  portion of its investments in such countries.  The Series'  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION.  Foreign
companies  are subject to  accounting,  auditing  and  financial  standards  and requirements that differ, in some cases significantly,  from those applicable to
U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a  company  may not  reflect  its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting  principles.  Most of the  securities  held by the Series will not be registered  with the  Securities  and Exchange  Commission  or regulators of any foreign  country,  nor will the issuers thereof be subject to the Securities and
Exchange Commission's reporting requirements. Thus, there will be less available information  concerning foreign issuers of securities held by the Series than is available  concerning U.S. issuers. In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial situation of the issuer,  the Investment  Manager and sub-adviser will take appropriate  steps to evaluate the proposed  investment,  which may include on-site  inspection of the issuer,  interviews  with its management  and  consultations  with  accountants, bankers and other  specialists.  There is substantially  less publicly available information about foreign companies than there are reports and ratings published about  U.S.  companies  and the  U.S.  Government.  In  addition,  where  public information  is  available,  it may  be  less  reliable  than  such  information regarding U.S. issuers.

ADVERSE MARKET  CHARACTERISTICS.  Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned  thereon.  The inability of the Series to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result in losses to the  Series  due to subsequent  declines in value of the  portfolio  security  or, if the Series has entered into a contract to sell the security, could result in possible liability to the  purchaser.  The  Investment  Manager or  sub-adviser  will consider such difficulties when determining the allocation of the Series' assets.

NON-U.S. WITHHOLDING TAXES. The Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

INVESTMENT AND REPATRIATION  RESTRICTIONS.  Foreign investment in the securities markets of certain  foreign  countries is  restricted  or  controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such  countries  and may  increase  the costs  and  expenses  of the  Series.
Investments  by foreign  investors are subject to a variety of  restrictions  in many  developing  countries.  These  restrictions  may  take  the  form of prior governmental  approval,  limits  on the  amount  or type of  securities  held by foreigners, and limits on the types of companies in which foreigners may invest.
Additional  or  different  restrictions  may be  imposed at any time by these or other countries in which the Series invests.  In addition,  the  repatriation of both investment  income and capital from several foreign countries is restricted and controlled under certain  regulations,  including in some cases the need for certain  government  consents.  These  restrictions  may in the  future  make it undesirable to invest in these countries.

MARKET CHARACTERISTICS.  Foreign securities may be purchased in over-the-counter markets or on stock  exchanges  located in the countries in which the respective principal offices of the issuers of the various securities are located,  if that is the best  available  market.  Foreign  stock  markets  are  generally  not as developed or efficient  as, and may be more volatile  than,  those in the United
States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and the Series'  portfolio  securities may be less liquid and more volatile than securities of comparable U.S.  companies.  Equity  securities may trade at  price/earnings  multiples  higher than  comparable  United  States securities and such levels may not be sustainable.  Fixed commissions on foreign stock  exchanges  are generally  higher than  negotiated  commissions  on United
States  exchanges,  although  the  Series  will  endeavor  to  achieve  the most favorable net results on its  portfolio  transactions.  There is generally  less government  supervision and regulation of foreign stock  exchanges,  brokers and listed companies than in the United States.  Moreover,  settlement practices for transactions  in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

INFORMATION  AND  SUPERVISION.   There  is  generally  less  publicly  available
information about foreign  companies  comparable to reports and ratings that are published  about  companies in the United  States.  Foreign  companies  are also generally not subject to uniform  accounting,  auditing and financial  reporting standards,  practices and requirements  comparable to those applicable to United
States companies.

COSTS.  Investors  should  understand  that the expense ratio of the Series that invest in  foreign  securities  can be  expected  to be higher  than  investment companies  investing in domestic  securities  since the cost of maintaining  the custody of foreign  securities  and the rate of advisory fees paid by the Series are higher.

OTHER.  With respect to certain  foreign  countries,  especially  developing and emerging  ones,  there is the  possibility  of adverse  changes in investment or
exchange   control   regulations,   expropriation   or  confiscatory   taxation,
limitations on the removal of funds or other assets of the Series,  political or social instability, or diplomatic developments which could affect investments by
U.S. persons in those countries.

INVESTMENT RESTRICTIONS

The Series  operates  within certain  fundamental  policies.  These  fundamental policies  may not be changed  without  the  approval of the lesser of (i) 67% or more of the Series' shares present at a meeting of  shareholders  if the holders of more  than  50% of the  outstanding  shares  of the  Series  are  present  or represented by proxy,  or (ii) more than 50% of the Series'  outstanding  voting shares.  Other  restrictions  in the form of  operating  policies are subject to change by the  Fund's  Board of  Directors  without  shareholder  approval.  Any investment  restrictions  that involve a maximum  percentage  of  securities  or assets  shall  not be  considered  to be  violated  unless  an  excess  over the percentage  occurs  immediately  after,  and is  caused  by, an  acquisition  of securities or assets of, or borrowing by, the Series. Calculation of the Series'
total assets for compliance  with any of the following  fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional  Information will not include cash collateral held in connection with the Series' securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Series are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of  its  total  assets  in  the  securities  of any  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Series' total assets.

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect to 75% of the value of the Series'
    total assets,  more than 10% of the outstanding voting securities of any one issuer  would  be held by the  Series  (other  than  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that the Series may be considered an underwriter within the  meaning  of  the  Securities  Act  in  the  disposition  of  restricted securities.

4.  INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of,
    25% or more of the Series' total assets in a particular industry (other than securities of the of U.S. Government, its agencies or instrumentalities).

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent the Series from investing in securities or other instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES  Not to purchase or sell physical  commodities,  except that the
    Series may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of the  Series  total  assets  would be lent to other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of the Series' total assets.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the Investment Company Act.

For the purposes of Fundamental  Policies (2) and (4) above,  each  governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the  guarantor.  For the purpose of  Fundamental  Policy (4)
industries are determined by reference to the  classifications of industries set forth in the Fund's semi-annual and annual reports.

OPERATING POLICIES -- The operating policies of the Series are:

1.  LOANS The Series may not lend assets other than securities to other parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Series may not borrow  money or  securities  for any purposes except that borrowing up to 10% of the Series' total assets from  commercial banks is permitted for emergency or temporary purposes.

3.  OPTIONS The Series may buy and sell  exchange-  traded and  over-the-counter put and call options, including index options,  securities options, currency options and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value of all call and put options held by the Series will not exceed 25% of the Series' total  assets.  The Series may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Series may not invest in oil, gas,  mineral  leases or other mineral exploration or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or reorganization,  the Series may not invest in securities of other investment companies, except in compliance with the Investment Company
    Act.

6.  CONTROL OF PORTFOLIO  COMPANIES  The Series may not invest in companies  for the purpose of exercising management or control.

7.  SHORT  SALES  The  Series  may  sell  securities   short  as  described  the
    prospectus.

8.  MARGIN The Series does not intend to purchase  securities on margin,  except that the Series may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9.  LIQUIDITY  The  Series  may  invest  up to  15% of its  assets  in  illiquid securities,  which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately  the value at which the Series was valuing the security.

OFFICERS AND DIRECTORS

The management of the Fund's business and affairs is the  responsibility  of the
Board of Directors.  The officers of the Fund manage its  day-to-day  operations and are responsible to the Fund's Board of Directors. The directors and officers of the Fund and their principal occupations for at least the last five years are as follows.  Unless otherwise noted, the address of each officer and director is
One Security Benefit Place, Topeka, Kansas 66636-0001.

NAME,  ADDRESS,  POSITIONS HELD WITH THE FUNDS AND PRINCIPAL  OCCUPATIONS DURING
THE PAST FIVE YEARS

JOHN D. CLELAND* (67)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
PRINCIPAL OCCUPATIONS--Retired. Prior to January 1, 2003, Senior Vice President,
  Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME  SERVED--Chairman  of the Board since  February 2000 and Director since 1991
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

DONALD A. CHUBB, JR.** (56)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Business broker, Griffith & Blair Realtors.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1994
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

PENNY A. LUMPKIN** (63)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--Partner,  Vivian's Gift Shop  (Corporate  Retail);  Vice
  President,  Palmer Companies (Small Business and Shopping Center Development),
  PLB (Real Estate Equipment Leasing),  and Town Crier (Retail).  Prior to 1999,
  Vice President and Treasurer,  Palmer News,  Inc.; Vice  President,  M/S News,
  Inc. and Secretary,  Kansas City Periodicals and prior to 2002, Vice President
  Bellaire   Shopping  Center  (Managing  and  Leasing)  and  Partner,   Goodwin
  Enterprises (Retail).
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1993
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

MARK L. MORRIS, JR.** (69)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
  Former  General  Partner,  Mark Morris  Associates  (Veterinary  Research  and
  Education).
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1991
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

MAYNARD F. OLIVERIUS (59)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
  Health Care.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1998
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

JAMES R. SCHMANK* (50)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director

PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
  Management Company, LLC; Director, Security Distributors,  Inc.; Treasurer and
  Director, First Advantage Insurance Agency, Inc.; Director, Security Financial
  Resources,  Inc.;  Vice  President,  Treasurer,  and Director,  First Security
  Benefit Life Insurance and Annuity Company of New York; Senior Vice President,
  Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--President since February, 2000 and Director since 1997
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

TERRY A. MILBERGER (55)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
  Security  Management  Company,  LLC; Senior Vice President,  Security  Benefit
  Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1982

MARK MITCHELL (38)
------------------
(Birth Date: August 24, 1964)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 2003
PRINCIPAL OCCUPATIONS--Vice President and Portfolio Manager, Security Management
  Company, LLC.

AMY J. LEE (42)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL  OCCUPATIONS--Secretary,  Security Management Company, LLC; Secretary,
  Security Distributors, Inc.; Secretary First Advantage Insurance Agency, Inc.;
  Secretary,  Security Financial  Resources  Collective  Investments,  LLC; Vice
  President, Associate General Counsel and Assistant Secretary, Security Benefit
  Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1987

BRENDA M. HARWOOD (39)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
  Management  Company,  LLC;  Assistant Vice President,  Security Benefit Group,
  Inc. and Security Benefit Life Insurance Company, Vice President and Director,
  Security Distributors, Inc.
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

CINDY L. SHIELDS (36)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President  - Head of Equity  Management,  Security
  Management  Company,  LLC,  Security Benefit Group,  Inc. and Security Benefit
  Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

STEVEN M. BOWSER (43)
---------------------
(Birth Date:  February 11, 1960)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management Company, LLC; Vice President and Senior Portfolio Manager, Security
  Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--1998.

MARK LAMB (43)
--------------
(Birth Date: February 3, 1960)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 2003
PRINCIPAL OCCUPATIONS--Vice President and Portfolio Manager, Security Management
  Company, LLC, Security Benefit Group, Inc. and Security Benefit Life Insurance
  Company.

JAMES P. SCHIER (45)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management  Company,  LLC,  Security Benefit Group,  Inc. and Security Benefit
  Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1998.

CHRISTOPHER D. SWICKARD (37)
----------------------------
(Birth Date: October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
  Secretary and Director,  Security Benefit Academy, Inc.; Second Vice President
  and Assistant Counsel,  Security Benefit Group, Inc. and Security Benefit Life
  Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 1996.

CHRISTOPHER L. PHALEN (32)
--------------------------
(Birth Date:  November 9, 1970)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security
  Management Company, LLC., Security Benefit Life Insurance Company and Security
  Benefit Group, Inc.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 2002.

 *These  directors are deemed to be  "interested  persons" of the Fund under the
  Investment Company Act of 1940, as amended,  by reason of their positions with the Fund's Investment Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Fund's  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Fund.

The  officers  of the Fund hold  identical  offices  in the  other  Funds in the
Security Group of Funds, with the exceptions noted below.  Other than his or her position with SBL Fund: Mr. Lamb, Mr.  Milberger,  Mr.  Mitchell and Ms. Shields
are Vice Presidents of Security Equity Fund®;  Mr. Schier is a Vice President of
Security  Equity Fund and Security Mid Cap Growth Fund; and Mr. Bowser is a Vice
President of Security  Income Fund® and Security  Equity Fund.  The directors of the Fund are also  directors of each of the other Funds in the Security Group of
Funds. See the table under  "Investment  Management," for positions held by such persons with the Investment  Manager.  Ms. Lee is also Secretary and Ms. Harwood is also Vice President and Director of Security Distributors, Inc. ("SDI").

COMMITTEES

The Board of Directors has an Audit  Committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the  handling  by Security  Management  Company,  LLC of the  accounting functions for the Fund. The Audit Committee currently consists of Messrs. Chubb,
Morris and  Oliverius and Ms.  Lumpkin.  The Audit  Committee  held two meetings during the fiscal year ended December 31, 2002.

REMUNERATION OF DIRECTORS AND OTHERS

The Fund pays each of its directors,  except those directors who are "interested persons"  of the Fund,  an annual  retainer  of $12,500  and a fee of $3,500 per meeting,  plus reasonable  travel costs, for each meeting of the board attended.
The Fund pays a fee of $2,000 per meeting and  reasonable  travel costs for each meeting of the Fund's audit  committee  attended by those directors who serve on the  committee.  The meeting fee  (including  the Audit  Committee  meeting) and travel costs are paid proportionately by each of the seven registered investment
companies  to  which  the  Adviser   provides   investment   advisory   services
(collectively,  the "Security Fund Complex") based on the Fund's net assets. The
Fund does not pay any fees to, or reimburse  expenses of, its  Directors who are considered  "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the  Directors  during its fiscal  year ended  December  31,
2002,  and the  aggregate  compensation  paid to  each of the  Directors  during calendar year 2002 by the Security Fund Complex are set forth below. Each of the
Directors is a director of each of the other registered  investment companies in the Security Fund Complex.

====================================================================================
                                        PENSION OR                       TOTAL
                                        RETIREMENT     ESTIMATED      COMPENSATION
                                         BENEFITS       ANNUAL     FROM THE SECURITY
                         AGGREGATE      ACCRUED AS     BENEFITS      FUND COMPLEX,
NAME OF DIRECTOR       COMPENSATION    PART OF FUND      UPON          INCLUDING
OF THE FUND            FROM SBL FUND     EXPENSES     RETIREMENT        THE FUND
------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      $24,250           $0            $0            $48,500
------------------------------------------------------------------------------------
John D. Cleland                 0            0             0                  0
------------------------------------------------------------------------------------
Penny A. Lumpkin           24,250            0             0             48,500
------------------------------------------------------------------------------------
Mark L. Morris, Jr.        24,250            0             0             48,500
------------------------------------------------------------------------------------
Maynard Oliverius          22,750            0             0             45,500
------------------------------------------------------------------------------------
James R. Schmank                0            0             0                  0
====================================================================================

Security Management Company,  LLC compensates its officers and directors who may also serve as officers or directors of the Fund. As of June 1, 2003,  the Fund's officers  and  directors  (as a group)  beneficially  owned  less than 1% of the outstanding shares of the Series.

DIRECTORS' OWNERSHIP OF SECURITIES

As of June 1, 2003,  the directors of the Fund  beneficially  owned no shares of the Series and beneficially  owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

=======================================================================================
                                                                    AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                 DOLLAR RANGE     REGISTERED INVESTMENT
                                                  OF EQUITY       COMPANIES OVERSEEN BY
                                                  SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       NAME OF FUND                IN FUND        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Equity Fund,
                       Select 25 Series        $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Equity Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,      $1-$10,000
                       Diversified Income
                       Series
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund         $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,      $1-$10,000
                       Small Cap Growth
                       Series
                       ----------------------------------------------------------------
                       SBL Fund, Large
                       Cap Value Series           $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund, Social
                       Awareness Series           $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund,
                       Equity Series           $10,001-$50,000
---------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Equity Fund,
                       Select 25 Series           $1-$10,000        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund            $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Equity Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Municipal
                       Bond Fund                  $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,      $1-$10,000
                       Diversified Income
                       Series
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series       $1-$10,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund, Large
                       Cap Value Series           $1-$10,000
---------------------------------------------------------------------------------------
Mark L. Morris, Jr.    Security Income Fund,
                       Diversified Income
                       Series                  $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund         $50,001-$100,000
---------------------------------------------------------------------------------------
Maynard Oliverius      SBL Fund, Small
                       Cap Value Series        $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,
                       Capital Preservation
                       Series                   Over $100,000
=======================================================================================

As of June 1, 2003, the following directors who are "interested  persons" of the
Fund beneficially owned no shares of the Series and beneficially owned shares of other mutual funds in the family of mutual  funds  overseen by the  directors in the dollar ranges set forth below:

=======================================================================================
                                                                    AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                 DOLLAR RANGE     REGISTERED INVESTMENT
                                                   OF EQUITY      COMPANIES OVERSEEN BY
                                                  SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       NAME OF FUND                IN FUND         INVESTMENT COMPANIES
---------------------------------------------------------------------------------------
James R. Schmank       Security Equity Fund,
                       Equity Series            Over $100,000         Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series            Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Large Cap Growth
                       Series                     $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Small Cap Growth
                       Series                  $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund          Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series     Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Technology Series          $1-$10,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Municipal
                       Bond Fund                  $1-$10,000
---------------------------------------------------------------------------------------
John D. Cleland        Security Equity Fund,
                       Equity Series           $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series     Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Technology Series       $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Equity Fund,   $10,001-$50,000
                       Small Cap Growth
                       Series
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Mid Cap
                       Growth Fund             $10,001-$50,000
=======================================================================================

SALE AND REDEMPTION OF SHARES

Shares  of the Fund are sold and  redeemed  at their NAV next  determined  after receipt of a purchase or  redemption  order.  No sales or  redemption  charge is made.  The value of shares  redeemed may be more or less than the  shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.  Payment  for shares  redeemed  will be made as soon as  practicable after receipt,  but in no event later than seven days after tender,  except that the Fund may suspend the right of  redemption  during any period when trading on the  NYSE is  restricted  or the NYSE is  closed  for  other  than  weekends  or holidays,  or any  emergency is deemed to exist by the  Securities  and Exchange
Commission.

INVESTMENT MANAGEMENT

Security Management Company,  LLC, One Security Benefit Place,  Topeka,  Kansas,
serves as investment  adviser to the Fund. The  Investment  Manager also acts as investment  adviser  to the  following  mutual  funds:  Security  Equity  Fund®,
Security  Large Cap Value Fund  (formerly  Security  Growth  and Income  Fund®),
Security Mid Cap Growth Fund  (formerly  Security Ultra Fund),  Security  Income
Fund®, Security Cash Fund, and Security Municipal Bond Fund.

The Investment  Manager is controlled by its members,  SBL and Security  Benefit
Group, Inc. ("SBG").  SBG is an insurance and financial services holding company wholly-owned by SBL, One Security Benefit Place, Topeka, Kansas 66636-0001. SBL,
a stock  life  insurance  company  incorporated  under  the laws of  Kansas,  is controlled by Security  Benefit Corp.  ("SBC").  SBC is wholly-owned by Security
Mutual Holding Company, which is in turn controlled by SBL policyholders.

The  Investment  Manager  serves as  investment  adviser to the Series  under an
Investment Advisory Contract which was approved by the Fund's Board of Directors on May 2, 2003.  The contract may be terminated  without  penalty at any time by either party on 60 days' written notice and is  automatically  terminated in the event of its assignment.

Pursuant to the Investment  Advisory Contract,  the Investment Manager furnishes
investment  advisory,  statistical  and  research  facilities,   supervises  and
arranges  for the  purchase and sale of  securities  on behalf of the Fund,  and provides  for the  compilation  and  maintenance  of records  pertaining  to the investment advisory function.

The Investment  Manager receives a management fee from Series Z that is composed of two  components.  The first component is an annual base fee equal to 2.00% of
Series Z's  average  daily net assets.  The second  component  is a  performance adjustment  that either  increases or decreases  the base fee,  depending on how
Series Z performed relative to the S&P 500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance of Series Z relative to the investment record of the S&P
500 Index. The amount of any upward  adjustment in the Base Fee will be equal to
0.75%  multiplied by the ratio of the number of  percentage  points by which the investment  performance of Series Z exceeds the investment record of the S&P 500
Index as compared to 15 percentage points.

For example,  if the investment  performance of Series Z was 6.6% and investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to 15, or 44%,  times
0.75%, for an upward adjustment of 0.33%. The amount of any downward  adjustment in the Base Fee will be equal to 0.75%  multiplied by the ratio of the number of percentage  points by which the investment  performance of Series Z is less than the investment record of the S&P 500 Index as compared to 15 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 0.75%  annually.
Depending on the investment  performance of Series Z, the Investment Manager may receive a maximum of 2.75% or a minimum of 1.25% in annual  management fees from
Series Z.

During  its  first 12  months of  operations,  Series Z will pay the  Investment
Manager the base fee of 2.00% without any  performance  adjustment.  Performance adjustments will begin on [ ], 2004 based upon Series Z's performance during the
12 months ended [ ], 2004. Thereafter, the Investment Manager will calculate the performance adjustment for Series Z at the end of each calendar month based upon the investment  performance of Series Z during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500
Index during the same period.

The  following  table  includes  examples  showing the fees that the  Investment
Manager would earn at various  levels of investment  performance of Series Z and the S&P 500 Index:

          ===========================================================
             % POINT                                         TOTAL
           DIFFERENCE                    PERFORMANCE      MANAGEMENT
             BETWEEN          BASE        ADJUSTMENT      FEE PAID TO
          SERIES Z AND      ADVISORY      FROM BASE       INVESTMENT
          S&P 500 INDEX       FEE        ADVISORY FEE       MANAGER
          -----------------------------------------------------------
               15%           2.00%          +0.75%           2.75%
          -----------------------------------------------------------
               10%           2.00%          +0.50%           2.50%
          -----------------------------------------------------------
                5%           2.00%          +0.25%           2.25%
          -----------------------------------------------------------
                0%           2.00%           0.00%           2.00%
          -----------------------------------------------------------
               -5%           2.00%          -0.25%           1.75%
          -----------------------------------------------------------
              -10%           2.00%          -0.50%           1.50%
          -----------------------------------------------------------
              -15%           2.00%          -0.75%           1.25%
          ===========================================================

The Investment  Manager pays from its assets, and not from Series Z's assets, an investment sub-advisory fee to Series Z's sub-adviser, Mainstream, that includes both a base fee and a performance  adjustment  component.  This fee is described below in more  detail.  For  purposes  of the above  discussion,  as well as the description  of the fee paid to  Mainstream,  the  "investment  performance"  of
Series Z (or  portion  thereof)  is  calculated  assuming  the  reinvestment  of dividends and capital gains  distributions,  and the "investment  record" of the
S&P 500 Index is calculated based on its change in level,  adjusted for any cash distributions from the companies whose securities comprise the index.

The Investment  Manager has agreed that the total annual expenses of the Series, including its compensation from the Series, but excluding brokerage commissions, interest,  taxes,  and  extraordinary  expenses,  will not  exceed  the level of expenses which the Fund is permitted to bear under the most restrictive  expense limitation imposed by any state in which shares of the Fund are then offered for sale. (The Investment  Manager is not aware of any state that currently  imposes limits on the level of mutual fund expenses.) The Investment  Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of any Series will not exceed such limitation.

Pursuant  to an  Administrative  Services  Agreement,  dated  April 1, 1987,  as amended,  the Investment Manager also acts as the  administrative  agent for the
Fund  and  as  such  performs  administrative  functions  and  the  bookkeeping, accounting  and pricing  functions for the Fund. For this service the Investment
Manager receives,  on an annual basis, an administration  fee equal to 0.145% of the average daily net assets of Series Z.

Under the same Agreement,  the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the  dividend  disbursing  agent  for  the  separate  accounts  of SBL  and  its affiliated  insurance  company  to which  shares of the Fund are sold.  For this service,  the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

The Fund will pay all of its  expenses  not  assumed by the  Investment  Manager
including   directors'   fees;  fees  and  expenses  of  custodian;   taxes  and
governmental fees; interest charges; any membership dues; brokerage commissions;
reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings;  and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the Investment
Company Act and the registration of its capital stock under the Securities Act.

The Fund's Investment  Advisory Agreement and Administrative  Services Agreement
are  renewable  annually  by the  Fund's  Board of  Directors  or by a vote of a majority of the  Series'  outstanding  securities  and,  in either  event,  by a majority of the Board who are not parties to the Agreement or interested persons of any such party.  The Agreements  provide that they may be terminated  without penalty at any time by either  party on 60 days'  notice  and are  automatically terminated in the event of assignment.

The Investment Advisory Agreement has been approved by the Board of Directors of the Fund. In  determining  whether it was  appropriate to approve the Agreement, the  Board  of  Directors  requested  information,  provided  by the  Investment
Manager,  that it believed to be reasonably  necessary to reach its  conclusion.
The Board of Directors  carefully  evaluated this information and was advised by legal  counsel,  including  legal  counsel to the  independent  directors,  with respect to its deliberations.  Based on its review of the information  requested and provided, the Board of Directors determined that the Agreement is consistent with the best  interests  of the Series and its  shareholders,  and  enables the
Series  to  receive  high  quality  services  at a  cost  that  is  appropriate, reasonable,  and in the best interests of the Series and its  shareholders.  The
Board of  Directors  made  these  determinations  on the basis of the  following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's  relationship  with  the  Series,  and  the  comparability  of the proposed fees of the Series to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities to manage the Series, including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success of the  Series,  which  could  entail a  substantial  commitment  of resources to the successful operation of the Series;

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager;

6.  The profitability to the Investment Manager of the investment management fee including the  performance  fee component of the  management  fee,  assuming hypothetical  investment  performance  of Series Z that was 15%  above,  15%
    below and the same as the investment record of the S&P 500 Index;

7.  The monthly  reallocation  of Series Z's assets  between  Mainstream and the
    Investment  Manager  to an  approximately  equal  allocation  to  avoid  the potential conflict of interest for the Investment Manager to make allocation decisions that favored the Investment Manager over Mainstream; and

8.  The fairness and reasonableness of the investment advisory fees payable with respect  to  Series Z in light of the  nature,  quality  and  extent  of the investment  services  expected  to  be  provided  or  procured,  the  active management style to be used with respect to the active management  component of the Series,  the anticipated costs associated with providing or procuring these services,  the unique nature of the investment being offered through a registered  investment  company,  the comparability of the fees paid to fees paid by  other  pooled  investment  vehicles  or  accounts  with  comparable investment objectives and strategies, the historic performance of investment vehicles  utilizing  comparable  investment  strategies,  the  potential  to achieve  absolute  positive  returns during adverse market  conditions while maintaining  significant  exposure  to  market  upside  potential,  and  the
    Investment Manager's commitment  willingness to link the level of investment advisory  fees paid by  investors  to the  relative  investment  performance achieved by management of the Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Agreement with the Fund with respect to Series Z.

SUB-ADVISER

The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
Mainstream,  101 West Spring Street,  Suite 401, New Albany,  Indiana 47150,  to
provide  investment  advisory  services  with  regard to a portion  of the total assets of Series Z. Pursuant to this agreement,  Mainstream furnishes investment advisory  services,  supervises  and  arranges  for  the  purchase  and  sale of securities on behalf of a portion of the assets of Series Z and provides for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors and the Investment Manager. For such services,  the Investment Manager pays  Mainstream  an annual  fee equal to 2.50% of that  portion  of Series  Z's assets managed by Mainstream.  The  sub-advisory  fee will be adjusted upward or downward,  depending on how that portion of Series Z's assets performed relative to the S&P 500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance  of  that  portion  of  Series  Z's  assets  managed  by
Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward  adjustment in the Base Fee will be equal to 1.50%  multiplied by the ratio of the number of percentage points by which the investment  performance of
Series Z's assets managed by Mainstream exceeds the investment record of the S&P
500 Index as compared to 30 percentage points.

For example, if the investment  performance of that portion of Series Z's assets managed by Mainstream  was 6.6% and the  investment  record of the S&P 500 Index was 0%,  the  ratio  would be 6.6 to 30,  or 22%,  times  1.50%,  for an  upward adjustment of 0.33%. The amount of any downward  adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage  points by which the investment performance of that portion of Series Z's assets managed by
Mainstream is less than the  investment  record of the S&P 500 Index as compared to 30 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 1.50%  annually.
Depending on the  performance  of that  portion of Series Z's assets  managed by
Mainstream,  the  Investment  Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

During the first 12 months of Series Z's operations, the Investment Manager will pay Mainstream  the base fee of 2.50% without any  adjustment  for  performance.
Performance  adjustments  will  begin on [ ], 2004  based  upon the  performance during  the 12 months  ended [ ], 2004 of that  portion  of  Series  Z's  assets managed by Mainstream.  Thereafter,  the  Investment  Manager will calculate the performance  adjustment  at the  end of  each  calendar  month  based  upon  the
investment   performance  of  the  assets  managed  by  Mainstream   during  the
twelve-month  period  ending on the last day of the prior month  compared to the investment record of the S&P 500 Index during the same period.

The following table includes  examples  showing the fees that  Mainstream  would earn at  various  levels  of  performance  of that  portion  of Series Z that it manages and the S&P 500 Index:

      ====================================================================
      % POINT DIFFERENCE                                         TOTAL
        BETWEEN PORTION          BASE                         SUB-ADVISORY
         OF ASSETS AND       SUB-ADVISORY     PERFORMANCE     FEE PAID TO
         S&P 500 INDEX           FEE          ADJUSTMENT       MAINSTREAM
      --------------------------------------------------------------------
             +30                 2.50%          +1.50%           4.00%
      --------------------------------------------------------------------
             +20                 2.50%          +1.00%           3.50%
      --------------------------------------------------------------------
             +10                 2.50%          +0.50%           3.00%
      --------------------------------------------------------------------
               0                 2.50%           0.00%           2.50%
      --------------------------------------------------------------------
             -10                 2.50%          -0.50%           2.00%
      --------------------------------------------------------------------
             -20                 2.50%          -1.00%           1.50%
      --------------------------------------------------------------------
             -30                 2.50%          -1.50%           1.00%
      ====================================================================

Series Z's assets are reallocated  between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation.  This procedure ensures that the  Investment  Manager  cannot make  allocation  decisions that favor the
Investment Manager over Mainstream.

Mainstream is a limited  liability  company  controlled by its members,  William
Jenkins and William  Gernert.  Mainstream,  which focuses on providing  advisory services to high net worth  individuals  and  institutional  investors,  manages approximately $143 million in assets as of March 31, 2003. Series Z is the first registered investment company managed (at least in part) by Mainstream.

The  Sub-Advisory  Agreement  with  Mainstream has been approved by the Board of
Directors with respect to the Series. In determining  whether it was appropriate to  approve  the  Agreements,  the  Board of  Directors  requested  information, provided by the Investment Manager,  that it believed to be reasonably necessary to reach  its  conclusion.  The  Board of  Directors  carefully  evaluated  this information and was advised by legal counsel with respect to its  deliberations.
Based on its review of the  information  requested  and  provided,  the Board of
Directors determined that each of the Sub-Advisory Agreements is consistent with the best  interests  of each  Series  of the Fund to  which it  applies  and its shareholders,  and  enables  each  Series of the Fund to  receive  high  quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  The Board of Directors made these determinations on the basis of the following considerations, among others:

1.  The fees payable to Mainstream under its Sub-Advisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services,  and the  comparability  of the proposed fee to fees paid by comparable mutual funds or other types of investment vehicles;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by Mainstream;

3.  The investment performance of the Series;

4.  Comparison  of the Series'  estimated  expense  ratio and those of similarly situated mutual funds;

5.  Any  fall-out   benefits,   or  indirect  profits  to  Mainstream  from  its
    relationship to the Fund (i.e., soft dollars);

6.  The amount of the sub-advisory fee, including the performance fee component, assuming hypothetical  performance of Series Z that was 15% above, 15% below and the same as the investment record of the S&P 500 Index; and

7.  The  fairness  and  reasonableness  of the  sub-advisory  fees  payable with respect  to  Series Z in light of the  nature,  quality  and  extent  of the investment  services  expected  to be  provided  by  Mainstream,  the active management style to be used with respect to the active management  component of the  Series,  the  anticipated  costs  associated  with  providing  these services,  the  unique  nature of the  investment  being  offered  through a registered  investment  company,  the comparability of the fees paid to fees paid by  other  pooled  investment  vehicles  or  accounts  with  comparable investment objectives and strategies, the historic performance of investment vehicles or accounts managed by Mainstream utilizing  comparable  investment strategies,  the  potential  to achieve  absolute  positive  returns  during adverse market conditions while maintaining  significant  exposure to market upside  potential,  and  Mainstream's  willingness  to  align  its  economic interests  via the  performance  adjustment  with those of  investors in the
    Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Sub-Advisory Agreement between the Investment Manager and Mainstream.

CODE OF ETHICS

The Fund,  the  Investment  Manager and the  Distributor  have a written code of ethics (the "Code of Ethics")  which requires all access persons to obtain prior clearance  before  engaging  in any  personal  securities  transactions.  Access persons  include  officers and directors of the Fund and Investment  Manager and employees that participate in, or obtain information regarding,  the purchase or sale of  securities  by the fund or  whose  job  relates  to the  making  of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being  considered for purchase or sale by the Fund; (b)
is being  purchased or sold by the Fund;  or (c) is being  offered in an initial public  offering.  Portfolio  managers are also  prohibited  from  purchasing or selling a security  within seven calendar days before or after a Fund that he or she manages  trades in that  security.  Any  material  violation  of the Code of
Ethics is  reported  to the  Board of the  Fund.  The  Board  also  reviews  the administration of the Code of Ethics on an annual basis. In addition, Mainstream has its own code of ethics  to which its  portfolio  managers  and other  access persons are subject.

PORTFOLIO TURNOVER

Portfolio  turnover is defined as the lesser of  purchases or sales of portfolio securities  divided by the average  market value of portfolio  securities  owned during the year,  determined  monthly.  The annual  portfolio  turnover rate for
Series Z is not  available  as the  Series did not begin  operations  until [ ],
2003.  For this  purpose  the term  "securities"  does  not  include  government securities or debt securities maturing within one year after acquisition.

BROKERAGE ENHANCEMENT PLAN

The Board of Directors of the Fund,  including  all of the Directors who are not
"interested  persons" (as defined in the Investment Company Act) of the Fund and have no direct or indirect  financial  interest in the operation of the Plan (as defined below) or in any agreement related to the Plan, the Investment  Manager, the  Distributor  (referred to as the  "Independent  Directors") and the Fund's,
shareholders  have voted  pursuant  to the  provisions  of Rule 12b-1  under the
Investment  Company Act to adopt a Brokerage  Enhancement  Plan (the "Plan") for the  purpose  of  utilizing  the  Fund's  brokerage  commissions,  to the extent available,  to promote the sale and  distribution  of the Fund's shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the  Distributor,  on behalf of the Fund is authorized to direct the Investment  Manager or a sub-adviser  to effect  brokerage  transactions  in
portfolio  securities  through  certain  broker-dealers,   consistent  with  the
obligation to seek best execution.  These  broker-dealers have agreed either (i)
to pay a portion of their commission from the purchase and sale of securities to the Distributor or other introducing brokers ("Brokerage Payments") that provide distribution  activities,  or (ii) or to provide brokerage credits,  benefits or other services ("Brokerage  Credits") to be used for distribution  activities in addition to the execution of the trade.  The Distributor  will use a part of the
Brokerage  Payments to defray legal and  administrative  costs  associated  with implementation  of the Plan.  These  expenses  are  expected to be minimal.  The remainder of the Brokerage  Payments or Brokerage Credits generated will be used by the Distributor to finance activities  principally  intended to result in the sale of the Fund's shares.  These  activities will include,  but are not limited to:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell the Fund

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The  Distributor  is obligated to use all amounts  generated  under the Plan for distribution  expenses,  except  for a small  amount  to be used to  defray  the incidental  costs  associated  with  implementation  of the  Plan.  The Plan may indirectly  benefit the Distributor in that amounts  expended under the Plan may help defray, in whole or in part,  distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The  Plan  provides  (i)  that it will be  subject  to  annual  approval  by the
Directors and the Independent Directors;  (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the  payments;  and (iii) that the Plan may be terminated at any time by the vote of a  majority  of the  Independent  Directors.  The Plan may not be
amended to increase  materially the amount to be spent for distribution  without shareholder  approval,  and all material Plan  amendments  must be approved by a vote of the Independent Directors.  In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus  for the Series,  the NAV per share of the Series is  determined as of the close of regular  trading  hours on the NYSE  (normally
3:00 p.m.  Central  time) on each day that the NYSE is open for  trading  (other than a day on which no shares of the Series are tendered for  redemption  and no order to  purchase  shares  of the  Series  is  received).  The NYSE is open for trading  Monday through Friday except when closed in observance of the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  President's  Day, Good
Friday,  Memorial Day, July Fourth,  Labor Day,  Thanksgiving Day and Christmas.
The  determination is made by dividing the value of the portfolio  securities of the Series,  plus any cash or other assets (including  dividends accrued but not collected),  less all  liabilities  (including  accrued  expenses but  excluding capital  and  surplus),  by the number of shares of the Series  outstanding.  In determining  the NAV,  securities  listed or traded on a  recognized  securities exchange  are valued on the basis of the last sale price.  If there are no sales on a particular day, then the securities  shall be valued at the last bid price.
All other securities for which market quotations are available are valued on the basis of the last current bid price.

If market prices are not  available,  the fair value of securities is determined using  procedures  approved by the Fund's Board of  Directors.  In addition,  if between the time trading ends on a particular  security and the close of trading on the NYSE, events occur that materially affect the value of the security,  the security  may be valued at its fair  value as  determined  in good  faith by the
Investment Manager under procedures approved by the Board of Directors.  In such a case,  the  Series'  NAV will be subject  to the  judgment  of the  Investment
Manager rather than being determined by the market.

The Series'  short-term  debt  securities  may be valued by the  amortized  cost method. As a result of using this method,  during periods of declining  interest rates,  the yield on shares of the Series  (computed by dividing the  annualized income of the  Series by the NAV  computed  as  described  above) may tend to be higher  than a  like  computation  made  by a fund  with  identical  investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments.  Thus, if the use of amortized cost by the Series  for  instruments  with  remaining  maturities  of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat  higher yield than would result from investment in a fund  utilizing  solely market values and existing  investors in the Series would receive less investment  income.  The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the board of directors,  the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith,  the board of directors will take appropriate  action which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

Generally, trading in foreign securities markets is substantially completed each day at  various  times  prior to the close of the NYSE.  The  values of  foreign securities  used in computing the NAV of the shares of the Series  generally are determined  as of the close of such foreign  markets or the close of the NYSE if earlier.  Foreign currency exchange rates are generally  determined prior to the close of the NYSE.  Trading on foreign  exchanges and in foreign  currencies may not take  place on every day the NYSE is open.  Conversely  trading  in  various foreign  markets  may take  place on days when the NYSE is not open and on other days when the  Fund's  NAVs are not  calculated.  Therefore,  the  shares of the
Series may be  significantly  affected on days when  investors have no access to
the  Series.   The  calculation  of  the  NAV  for  the  Series  may  not  occur contemporaneously  with the  determination of the most current market prices for the securities  included in such calculation,  and events affecting the value of such  securities  and such exchange  rates that occur between the times at which they are  determined  and the  close of the NYSE  will not be  reflected  in the computation of NAV. If during such periods,  events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

For  purposes  of  determining  the NAV per share of the Fund,  all  assets  and liabilities  initially  expressed in foreign  currencies  will be converted into
United  States  dollars  at the mean  between  the bid and offer  prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interests of the Fund and the Series.  In reaching a judgment relative to the qualifications of a broker-dealer  ("broker") to obtain the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the Investment  Manager or sub-adviser,  including the overall reasonableness of commissions paid to the broker, the firm's general execution  and  operational  capabilities  and  its  reliability  and  financial condition.  The execution of portfolio  transactions  may be directed to brokers who  furnish  investment  information  or research  services  to the  Investment
Manager or sub-adviser. Such information and research services include advice as to the value of securities,  the  advisability of investing in,  purchasing,  or selling  securities,  the availability of securities or purchasers or sellers of securities,  and furnishing analyses and reports concerning issues,  industries, securities,  economic factors and trends, portfolio strategy, and performance of accounts.  Such investment information and research services may be furnished by brokers in many ways,  including:  (1) on-line data base systems,  the equipment for which is provided by the broker,  that enable  registrant to have  real-time access  to market  information,  including  quotations;  (2)  economic  research services,  such as  publications,  chart  services  and advice  from  economists concerning macroeconomic information;  and (3) analytical investment information concerning  particular  corporations.  If a transaction  is directed to a broker supplying  such  information  or services,  the  transaction  charges  (i.e.,  a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction  charges another broker would have charged for effecting that transaction,  provided that the Investment
Manager or sub-adviser  shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the  overall  responsibilities  of  the  Investment  Manager  or sub-adviser  with respect to all  accounts as to which it  exercises  investment discretion.  The Investment  Manager or sub-adviser may use all, none or some of such information and services in providing  investment  advisory services to the mutual funds under its management, including the Series.

Portfolio  transactions,  including  options,  futures  contracts and options on futures transactions and the purchase or sale of underlying  securities upon the exercise of options,  for the Series may be executed through an affiliate of the
Investment  Manager or an  affiliate of a  sub-adviser  to the extent and in the manner permitted by applicable law.

In some cases, the computer and other equipment furnished by the broker may have additional  uses  that are not  related  to  investment  services  and  research information.  In such cases, the Investment Manager or sub-adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocated  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or sub-adviser,  the  Investment  Manager or  sub-adviser  will have a conflict  of
interest  in  making  the  allocation.   The  investment  services  or  research
information provided to the Investment Manager or sub-adviser may be provided by parties other than the broker effecting the portfolio transaction.

In addition, brokerage transactions may be placed with brokers who sell variable contracts  offered  by SBL or shares of the  Series  managed  by the  Investment
Manager and who may or may not also provide investment  information and research services.  The Investment Manager may, consistent with the National  Association of Securities Dealers,  Inc. ("NASD") Conduct Rules, consider sales of shares of the Fund in the selection of a broker.

The Fund may also buy securities  from, or sell securities to, dealers acting as principals or market makers.  The Investment  Manager  generally will not obtain investment  information or research  services in connection  with such principal transactions.  The  Investment  Manager  and  sub-adviser,  however,  may obtain
investment   information  or  research  services  in  connection  with  riskless principal  transactions  that are  reported  pursuant to certain NASD rules that ensure  transparency  as  to  security  price  and  transaction  charges,  or in connection  with  transactions in other markets having  regulations  that ensure comparable  transparency  of  security  prices and  charges.  In  addition,  the
Investment  Manager and  sub-adviser  may  purchase  investment  information  or research  services in connection with  investments in  underwritten  fixed price offerings consistent with the so-called "Papilisky" rules of the NASD.

Securities  held by the  Series  may also be held by other  investment  advisory clients of the Investment Manager and/or sub-adviser, including other investment companies.  In addition,  SBL, may also hold some of the same  securities as the
Series.  When  selecting  securities  for  purchase or sale for the Series,  the
Investment  Manager or sub-adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts.

Subject to the  Investment  Manager  or  sub-adviser's  obligation  to seek best execution,  such purchases or sales may be executed simultaneously or "bunched."
It is the  policy of the  Investment  Manager  or  sub-adviser  not to favor one account  over the other.  Any  purchase or sale orders  executed  simultaneously
(which may also include  orders from SBL) are allocated at the average price and as  nearly as  practicable  on a pro rata  basis  (transaction  costs  will also generally be shared on a pro rata basis) in proportion to the amounts desired to be  purchased  or sold by each  account.  In  those  instances  where  it is not practical  to allocate  purchase  or sale  orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.

While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series' transaction,  it is believed that the procedure generally contributes to better overall execution of the Series'  portfolio  transactions.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment Manager or sub-adviser may determine not to purchase such offerings for certain of its clients (including  investment company clients) due to the limited number of shares typically  available to the
Investment Manager or sub-adviser in an IPO.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The  following  is a  summary  of  certain  United  States  federal  income  tax consequences  relating to the  ownership  of shares in the Fund by the  separate accounts of Security  Benefit  Life  Insurance  Company and an  affiliated  life insurance company for the purpose of funding variable insurance policies. Unless otherwise  stated,  this summary  deals only with the status of each Series as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code
(the "Code) and the  application of the  diversification  of rules under section
716(h) of the Code.  It does not deal with any other  federal,  state,  local or foreign tax consequences, including the possible effect of leveraged investments or the  treatment  of  hedging  devices.  It also does not deal  with  insurance companies that are not domiciled in the United States.  This summary is based on the Code,  the United States  Treasury  regulations  thereunder  (the  "Treasury
Regulations") and administrative and judicial interpretations thereof, as of the date hereof,  all of which are subject to change,  on a retroactive  basis.  Any such changes may be applied  retroactively  in a manner that could cause the tax consequences  to vary  substantially  from  the  consequences  described  below, possible adversely affecting a beneficial owner of the Fund.

The Series intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a  regulated  investment  company,  the Series  must,  among other things:  (i) derive in each  taxable  year at least 90% of its gross income from dividends,  interest,  payments with respect to certain  securities  loans,  and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Series'  total  assets  and  10% of the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies), or of two or more issuers which the Series controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses.  The Treasury  Department  ("Treasury")  is authorized to promulgate regulations  under which  foreign  currency  gains would  constitute  qualifying income  for  purposes  of the  Qualifying  Income  Test  only if such  gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A series  qualifying as a regulated  investment  company and that distributes at least 90% of the sum of its investment  company taxable income (which  includes, among other items,  dividends,  interest,  and net  short-term  capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year  generally  will not be subject to U.S.  federal  income tax on its income and net capital gains (any net  long-term  capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The
Series  intends  to  distribute  to  its   shareholders,   at  least   annually,
substantially  all of its investment  company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the Series,  must distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid application of the excise tax, the Series intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared  by the Series in  October,  November or December of that year to  shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the  calendar  year in which the  distributions  are  received.  The excise tax  provisions  described  above do not apply to a regulated  investment company,  like the Series,  all of whose  shareholders  at all times  during the calendar year are segregated  asset accounts of life insurance  companies  where the shares are held in connection  with variable  contracts.  (For this purpose, any  shares of the  Series  attributable  to an  investment  in the  Series  not exceeding  $250,000 made in connection with the organization of the Series shall not be  taken  into  account.)  Accordingly,  if this  condition  regarding  the ownership of shares of the Series is met, the excise tax will be inapplicable to the Series.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation  of capital,  the Series were  unable to  distribute  an amount equal to substantially  all of its investment  company taxable income (as determined for U.S. tax purposes)  within  applicable  time periods,  the Series would not  qualify  for the  favorable  federal  income tax  treatment  afforded regulated investment  companies,  or, even if it did so qualify, it might become liable for federal taxes on undistributed  income.  In addition,  the ability of the Series to obtain timely and accurate information relating to its investments is a  significant  factor  in  complying  with the  requirements  applicable  to regulated  investment  companies,  in making  tax-related  computations,  and in complying with the Code Section 817(h)  diversification  requirements.  Thus, if the Series were unable to obtain  accurate  information  on a timely  basis,  it might  be  unable  to  qualify  as  a  regulated  investment  company,  its  tax computations might be subject to revisions (which could result in the imposition of taxes,  interest  and  penalties),  or it might be unable to satisfy the Code
Section 817(h) diversification requirements.

CODE SECTION 817(H)  DIVERSIFICATION -- To comply with regulations under Section
817(h) of the Code, the Series will be required to diversify its  investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is  represented by any one  investment,  no more than 70% is represented by any two investments, no more than 80% is represented by any three investments,  and no more  than  90% is  represented  by any  four  investments.
Generally,  securities  of a single  issuer are  treated as one  investment  and obligations of each U.S.  Government agency and  instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

In  the  event  that  the  Series  fails  to  meet  the   requirements   of  the
diversification  regulations,  then any  variable  contract  based on the Series would not be treated as a life insurance or annuity  contract for federal income tax  purposes.  For this  purpose,  a  contract  will be based on the  Series if amounts received under such contract,  or earnings thereon, are allocated to the
Series.  If a variable  contract  is no longer  treated as a life  insurance  or annuity  contract  then the owner of the  contract  would be  subject to current taxation on the income on the contract  for taxable  years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law,  however,  then certain  amounts paid as death  benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification  regulations is shown to be inadvertent,
Security  Benefit  Life  Insurance  Company (or its  affiliated  life  insurance company) as the  insurance  company  that issued the variable  contract,  may be permitted to bring the Series into  compliance  with those rules.  In such case, the diversification  regulations  contemplate the payment of "toll charge" based on the tax that owners of the variable  contracts that are based on the "failed"
Series would have paid on the income on the contract  during the period when the account failed to meet the diversification regulation.  Accordingly,  compliance wit the diversification  regulations, as they may be modified from time to time, is important, and will be carefully monitored by the Series. Compliance with the diversification  regulations  may have the effect of reducing  the return of the
Series,  as the  investments  and  strategies  utilized  by a  portfolio  may be different from what the Series' adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced  that it would issue  future  regulations  or rulings  addressing  the circumstances in which a variable  contractowner's control of the investments of a  separate  account  may cause the  contractowner,  rather  than the  insurance company,  to be treated as the owner of the assets held by the separate account.
If the  variable  contractowner  is  considered  the  owner  of  the  securities underlying the separate  account,  income and gains produced by those securities would be included currently in the  contractowner's  gross income.  These future rules and regulations  proscribing  investment  control may adversely affect the ability of the Series to operate as  described  herein.  There is,  however,  no certainty as to what standards,  if any,  Treasury will ultimately adopt. In the event  that  unfavorable  rules or  regulations  are  adopted,  there  can be no assurance that the Series will be able to operate as currently  described in the
Prospectus, or that the Series will not have to change its investment objective, investment policies, or investment restrictions.

OWNERSHIP AND MANAGEMENT

As of April 30, 2003, SBL controls the Fund by virtue of its indirect  ownership of 100% of the  outstanding  shares  of the Fund as  custodian  of SBL  Variable
Annuity  Account  III,  SBL Variable  Annuity  Account IV, SBL Variable  Annuity
Account XIV, Variflex®, Variflex LS®, Variflex Signature®, Variflex ES, Variflex
Extra Credit®, Security Elite Benefit® and Varilife®.

CAPITAL STOCK AND VOTING

The Fund has  authorized  the  issuance  of an  indefinite  number  of shares of capital  stock of $1.00 par value.  Its shares  are  currently  issued in twenty
Series:  Series A,  Series B,  Series C, Series D, Series E, Series G, Series H,
Series I,  Series J, Series N, Series O, Series P, Series Q, Series S, Series T,
Series V,  Series W,  Series X, Series Y and Series Z. The shares of each Series represent  pro  rata  beneficial  interest  in that  Series'  assets  and in the earnings and profits or losses derived from the investment of such assets.  Upon issuance and sale,  such shares will be fully paid and  nonassessable.  They are fully  transferable and redeemable.  These shares have no preemptive rights, but the  stockholders  of each Series are entitled to receive  dividends as declared for that Series by the board of directors of the Fund.

The shares of each  Series have  cumulative  voting  rights for the  election of directors.  Within each  respective  Series,  each share has equal voting rights with each other share and there are no preferences  as to conversion,  exchange, retirement  or  liquidation.  On other  matters,  all shares,  (irrespective  of
Series) are entitled to one vote each.  Pursuant to the rules and regulations of the  Securities and Exchange  Commission,  in certain  instances,  a vote of the outstanding  shares of the combined  Series may not modify the rights of holders of a particular  Series without the approval of a majority of the shares of that
Series.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian  for the  portfolio  securities  of that  portion of Series Z's assets managed by the  Investment  Manager.  Security  Management  Company,  LLC is the
Fund's transfer and dividend-paying agent.

Banc of America  Securities,  LLC, 9 West 57th Street, New York, New York 10019,
also acts as custodian  for the  portfolio  securities of that portion of Series
Z's assets  managed by  Mainstream,  including  those held by foreign  banks and foreign  securities  depositories  which qualify as eligible foreign  custodians under the rules adopted by the SEC.

INDEPENDENT AUDITORS

The firm of [ ] has been  approved  by the Fund's  stockholders  to serve as the
Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.

PERMISSIBLE ADVERTISING INFORMATION

From  time  to  time,  the  Fund  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Series' strategies, and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of the Series  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Series'  investment  objective;  (10)  a  discussion  of the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested in the Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Series'  performance,  goals,  risks and expenses  compared  with (a) various  indexes so that  investors may compare the
Series' results with those of a group of unmanaged securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate  investment  attributes  of  the  Series  or  the  general  economic, business,  investment,  or financial environments in which the Fund operates;(e)
various financial,  economic and market statistics developed by brokers, dealers and other  persons to  illustrate  aspects of the Series'  performance;  (f) the sectors or industries in which the Series invests  compared to relevant  indexes or surveys  (e.g.,  S&P  Industry  Surveys)  in order to  evaluate  the  Series'
historic  performance  or  current  or  potential  value  with  respect  to  the particular  industry or sector;  (g) a hypothetical or model  portfolio;  or (h)
other mutual funds.  The Series also may discuss and compare in advertising  the relative performance of various types of investment instruments  including,  but not limited to,  certificates of deposit,  ordinary  interest savings  accounts, other forms of fixed or variable  time  deposits,  qualified  retirement  plans, stocks,  Treasury securities,  and bonds, over various time periods and covering
various  holding   periods.   Such  comparisons  may  compare  these  investment
categories to each other or to changes in the Consumer Price Index. In addition, the Series may quote various measures of volatility and benchmark correlation in advertising  and other  materials  and may  compare  these  measures to those of indexes, other funds or types of investments.

The Series, in its advertisements, may refer to pending legislation from time to time and the  possible  effect  of such  legislation  on  investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and products  offered by SBL and its  subsidiaries.  For example,  such
advertisements  may  include   statistical   information  about  those  entities
including,  but not limited to, the number of current shareholder accounts,  the amount of assets under management,  sales information, the distribution channels through  which the  entities'  products  are  available,  marketing  efforts and statements  about this  information  by the  entities'  officers,  directors and employees.

All performance information that the Fund advertises is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Series'  shares  when  redeemed  may be more or less than their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration. The Series' returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In  connection  with a ranking,  the Fund may  provide  additional  information, regarding  a  particular  category,  the  number of funds in the  category,  the criteria upon which the ranking is based,  and the effect of sales charges,  fee waivers and/or expense reimbursements.  In assessing comparisons of performance, you should keep in mind that the  composition of the investments in the reported indexes and averages is not identical to the Series' portfolio,  the indexes and averages are generally unmanaged,  and the items included in the calculations of the averages may not be identical to the formula used by the Series to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.
In  addition,  there can be no  assurance  that the  Series  will  continue  its performance as compared to these other averages.

PERFORMANCE INFORMATION

The Fund may, from time to time, include the average annual total return and the total  return of the Series in  advertisements  or reports  to  shareholders  or prospective investors.

Quotations  of average  annual  total return for the Series will be expressed in terms  of the  average  annual  compounded  rate  of  return  of a  hypothetical investment in the Series over certain  periods that will include periods of 1, 5 and 10  years  (up to  the  life  of the  Series),  calculated  pursuant  to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return figures assume that all dividends and  distributions  are reinvested when paid.

Quotations  of  cumulative  total  return for the Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and  distributions  are reinvested when paid. The cumulative total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the  remainder by the beginning value.

Performance  information  for  the  Series  may  be  compared,  in  reports  and promotional  literature,  to: (i) the  Standard & Poor's 500 Stock  Index  ("S&P
500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors  may compare the Series'  results  with those of a group of  unmanaged securities  widely  regarded by investors as  representative  of the  securities markets  in  general;  (ii)  other  groups of  mutual  funds  tracked  by Lipper
Analytical  Services, a widely used independent research firm which ranks mutual funds by overall performance,  investment objectives,  and assets, or tracked by other  services,  companies,  publications,  or persons who rank mutual funds on overall  performance  or other  criteria;  and (iii) the  Consumer  Price  Index
(measure for  inflation) to assess the real rate of return from an investment in the Series.  Unmanaged  indices may assume the  reinvestment  of  dividends  but generally do not reflect  deductions for administrative and management costs and expenses.

Such mutual fund  rating  services  include  the  following:  Lipper  Analytical
Services;  Morningstar,  Inc.;  Investment Company Data;  Schabacker  Investment
Management;  Wiesenberger  Investment  Companies  Service;  Computer  Directions
Advisory (CDA); and Johnson's Charts.

Quotations of average  annual total return or total return for the Fund will not take into account charges and deductions  against the Separate Accounts to which the Fund shares are sold or charges and deductions  against the Contracts issued by SBL. Performance  information for any Series reflects only the performance of a  hypothetical  investment in the Series during the  particular  time period on which the calculations are based.  Performance  information should be considered in light of the Series' investment objectives and policies,  characteristics and quality  of the  portfolios  and the  market  conditions  during  the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

The audited  financial  statement of Series Z are not yet  available as the Fund did not begin operations until [ ] 2003.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

Aaa -- Bonds  which  are rated Aaa are  judged to be of the best  quality.  They carry the smallest  degree of investment  risk and are generally  referred to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa --  Bonds  which  are  rated  Aa are  judged  to be of  high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or fluctuation of protective elements  may be of greater  amplitude  or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many  favorable  investment  attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations,
i.e., they are neither highly  protected nor poorly secured.  Interest  payments and principal  security appear adequate for the present,  but certain protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B -- Bonds which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent  obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds  which are rated C are the lowest  rated class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA -- Bonds rated AAA have the highest rating  assigned by Standard & Poor's to debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA -- Bonds  rated AA have a very  strong  capacity  to pay  interest  and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong  capacity to pay interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds  rated  BBB are  regarded  as having an  adequate  capacity  to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds  rated BB, B, CCC and CC are  regarded,  on balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C -- The rating C is  reserved  for income  bonds on which no  interest is being paid.

D -- Debt rated D is in default  and  payment of interest  and/or  repayment  of principal is in arrears.

                                    SBL FUND
                                    FORM N-1A

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation(14)
(b)  Corporate Bylaws of Registrant(4)
(c)  Not applicable
(d)   (1)  Investment Advisory Contract
      (2)  Sub-Advisory Contract - Oppenheimer (Series D)(1)
      (3)  Sub-Advisory Contract - T. Rowe Price (Series N)(14)
      (4)  Sub-Advisory Contract - T. Rowe Price (Series O)(1)
      (5)  Sub-Advisory Contract - RS Investments (Series X)(3)
      (6)  Sub-Advisory Contract - Northern Trust Investments, Inc. (Series H)(15)
      (7)  Sub-Advisory Contract - Templeton Investment(Series I)(3)
      (8)  Sub-Advisory Contract - Mainstream (Series Z)(16)
      (9)  Sub-Advisory Contract - Oppenheimer (Series W)(5)
     (10)  Sub-Advisory Contract - Strong (Series Q)(8)
     (11)  Sub-Advisory Contract - Wellington (Series T)(5)
     (12)  Sub-Advisory Contract - Dreyfus (Series B)(13)
(e)  Distribution Agreement(14)
(f)  Not applicable
(g)  (1)   Custodian Agreement - UMB Bank, n.a.(6)
     (2)   Custodian Agreement - State Street Bank(7)
     (3)   Custodian Agreement - Banc of America(14)
(h)  Administrative Services and Transfer Agency Agreement(14)
(i)  Legal Opinion(11)
(j)  Consent of Independent Auditors(15)
(k)  Not applicable
(l)  Not applicable
(m)  (1)   Brokerage Enhancement Plan(14)
     (2)   Form of Shareholder Service Agreement(10)
(n)  Not applicable
(o)  RESERVED
(p)  Code of Ethics
      (1)  Security  Funds,   Security  Management  Company,  LLC  ("SMC"),  and
           Security Distributors, Inc.(2)
      (2)  Sub-Adviser Code of Ethics - Oppenheimer(3)
      (3)  Sub-Adviser Code of Ethics - Strong(9)
      (4)  Sub-Adviser Code of Ethics - Northern Trust Investments, Inc.(15)
      (5)  Sub-Adviser Code of Ethics - Wellington(2)
      (6)  Sub-Adviser Code of Ethics - T. Rowe(14)
      (7)  Sub-Adviser Code of Ethics - RS Investment(3)
      (8)  Sub-Adviser Code of Ethics - Dreyfus(12)
      (9)  Sub-Adviser Code of Ethics - Templeton(3)
     (10)  Sub-Adviser Code of Ethics - Mainstream(7)
(q)  Powers of Attorney(2)

 (1)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 36 to  Registration  Statement  No.  2-59353
      (filed November 11, 1998).

 (2)  Incorporated  herein by reference to Exhibits  filed with Security  Equity
      Fund's  Post-Effective  Amendment  No. 90 to  Registration  Statement  No.
      2-19458 (filed November 20, 2000).

 (3)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 93 to Registration  Statement
      2-19458 (filed November 15, 2002).

 (4)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 40 to  Registration  Statement  No.  2-59353
      (filed February 16, 2000).

 (5)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 41 to  Registration  Statement  No.  2-59353
      (filed May 1, 2000).

 (6)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 73 to Registration  Statement
      2-38414 (filed January 10, 2003).

 (7)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Equity Fund's  Post-Effective  Amendment No. 94 to Registration  Statement
      2-19458 (filed January 14, 2003).

 (8)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 42 to  Registration  Statement  No.  2-59353
      (filed February 16, 2001).

 (9)  Incorporated  herein by reference to Exhibits  filed with Security  Equity
      Fund's  Post-Effective  Amendment  No. 92 to  Registration  Statement  No.
      2-19458 (filed January 15, 2002).

(10)  Incorporated  herein by reference to Exhibits  filed with Security  Income
      Fund's  Post-Effective  Amendment  No. 71 to  Registration  Statement  No.
      2-38414 (filed January 11, 2002).

(11)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 43 to  Registration  Statement  No.  2-59353
      (filed May 1, 2001).

(12)  Incorporated herein by reference to the Exhibits filed with Security Large
      Cap Value's Post  Effective  Amendment  No. 92 to  Registration  Statement
      2-12187 (filed January 15, 2002).

(13)  Incorporated herein by reference to the Exhibits filed with Security Large
      Cap Value's Post  Effective  Amendment  No. 94 to  Registration  Statement
      2-12187 (filed January 14, 2003).

(14)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 45 to  Registration  Statement  No.  2-59353
      (filed February 14, 2003).

(15)  Incorporated  herein by reference to Exhibits filed with the  Registrant's
      Post-Effective  Amendment No. 46 to  Registration  Statement  No.  2-59353
      (filed April 29, 2003).

(16)  Incorporated  herein by reference to Exhibits  filed with Security  Equity
      Fund's  Post-Effective  Amendment  No. 97 to  Registration  Statement  No.
      2-19458 (filed June 10, 2003).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Security Benefit Life Insurance Company might be deemed to control,  directly or indirectly  the open end management  investment  companies  listed below.  As of
December 18, 2002 the percentage of ownership for each company is as follows:

                  Large Cap Value Fund...............   31.64%
                  SBL Fund...........................     100%

ITEM 25.  INDEMNIFICATION

A  policy  of  insurance  covering  Security   Management   Company,   LLC,  its
subsidiaries,  Security Distributors, Inc., and all of the registered investment companies advised by Security Management  Company,  LLC insures the Registrant's directors  and officers  and others  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph  30 of  Registrant's  Bylaws,  dated  February  3, 1995,  provides  in relevant part as follows:

30.  INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another  corporation
     (including the heirs, executors,  administrators and estate of such person)
     shall be  indemnified  by the  Corporation  as of right to the full  extent permitted  or  authorized  by the laws of the  State of  Kansas,  as now in effect and as hereafter  amended,  against any liability,  judgment,  fine, amount paid in settlement,  cost and expense  (including  attorneys'  fees)
     asserted  or  threatened  against  and  incurred  by such person in his/her capacity  as or arising  out of his/her  status as a Director or officer of the  Corporation  or, if serving at the  request of the  Corporation,  as a
     Director or officer of another corporation. The indemnification provided by this bylaw  provision  shall not be  exclusive of any other rights to which those  indemnified  may be entitled  under the  Articles of  Incorporation, under  any other  bylaw or under any  agreement,  vote of  stockholders  or disinterested  directors or  otherwise,  and shall not limit in any way any right  which  the  Corporation  may  have  to  make  different  or  further indemnification with respect to the same or different persons or classes of persons.

     No  person  shall  be  liable  to the  Corporation  for any  loss,  damage, liability  or expense  suffered  by it on  account  of any action  taken or omitted to be taken by him/her as a Director or officer of the  Corporation or of any other corporation which he/she serves as a Director or officer at the  request of the  Corporation,  if such  person (a)  exercised  the same degree of care and skill as a prudent  man would have  exercised  under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for  such  other  corporation,  or upon  statement  made or  information furnished by Directors,  officers,  employees or agents of the Corporation, or of such other  corporation,  which he/she had no  reasonable  grounds to disbelieve.

     In the event any  provision of this Section 30 shall be in violation of the
     Investment  Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation  that the  Articles of  Incorporation  be amended by adopting the following Article Fifteenth:

     "A director  shall not be personally  liable to the  corporation  or to its stockholders  for  monetary  damages  for  breach  of  fiduciary  duty as a director,  provided  that this  sentence  shall not eliminate nor limit the liability of a director:

     A.  for any breach of his or her duty of loyalty to the  corporation  or to its stockholders;

     B.  for acts or omissions  not in good faith or which  involve  intentional misconduct or a knowing violation of law;

     C.  for any  unlawful  dividend,  stock  purchase or  redemption  under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D.  for any  transaction  from  which  the  director  derived  an  improper personal benefit."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

SECURITY MANAGEMENT COMPANY, LLC:

Information  as to the  directors  and  officers of the Adviser,  together  with information as to any other  business,  profession,  vocation or employment of a substantial  nature  engaged in by the  directors and officers of the Adviser in the last two years,  is  included  in its  application  for  registration  as an investment  adviser on Form ADV (File  No.801-8008)  filed under the  Investment
Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers,  together with information as to any other  business,  profession,  vocation or employment of a substantial  nature engaged in by the directors and officers of the sub-advisers in the last two years,  are included in their  application  for  registration as investment  advisers  on  Forms  ADV  for  The  Dreyfus  Corporation  (File  No.
801-8147);    Mainstream   Investment   Advisers,   LLC   (File   No.801-54799);
OppenheimerFunds,  Inc., (File No.  801-8253);  RS Investment  Management,  L.P.
(File No.  801-44125);  Northern Trust  Investments,  Inc. (File No. 801-33358);
Templeton  Investment Counsel, LLC (File No. 801-15125);  Wellington  Management
LLP (File No.  801-15908);  and Mainstream  Investment  Advisers,  LLC (File No.
801-54799).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security Equity Fund®
     Security Mid Cap Growth Fund
     Security Income Fund®
     Security Large Cap Value Fund
     Security Municipal Bond Fund
     Security Financial Resources Collective Investments, LLC
     Variflex Separate Account (Variflex®)
     Varilife Variable Annuity Account
     Security Varilife Separate Account
     SBL Variable Annuity Account VIII
     SBL Variable Annuity Account XIV
     SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
     FSBL Variable Annuity Account A (AdvisorDesigns Variable Annuity)

(b)         (1)                       (2)                             (3)
     NAME AND PRINCIPAL       POSITION AND OFFICES            POSITION AND OFFICES
     BUSINESS ADDRESS*          WITH UNDERWRITER                 WITH REGISTRANT
     ------------------       --------------------            --------------------
     Greg J. Garvin           President and Director          None
     James R. Schmank         Director                        Vice President and Director
     Amy J. Lee               Secretary                       Secretary
     Tamara L. Brownfield     Treasurer                       None
     Brenda M. Harwood        Vice President and Director     Treasurer
     Frank Memmo              Director                        None
     Richard J. Wells         Director                        None

     *One Security Benefit Place, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section
31(a) of the 1940 Act and the Rules  promulgated  thereunder  are  maintained by
Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636-0001;  Lexington Management  Corporation,  Park 80 West, Plaza Two, Saddle
Brook, New Jersey 07663; T. Rowe Price Associates,  Inc., 100 East Pratt Street,
Baltimore,  Maryland 21202;  Meridian Investment Management  Corporation,  12835
Arapahoe Road, Tower II, 7th Floor,  Englewood,  Colorado 80112;  Strong Capital
Management,  Inc.,  100 Heritage  Reserve,  Menomonee  Falls,  Wisconsin  53051;
Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San
Mateo,  California 94404; Alliance Capital Management,  L.P., 1345 Avenue of the
Americas,  New York, New York 10105;  Oppenheimer  Management  Corporation,  498
Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75
State Street, Boston, Massachusetts 02109; Northern Trust Investements, Inc., 50
La Salle Street,  Chicago,  Illinois 60675; RS Investment Management,  L.P., 388
Market Street, San Francisco,  California,  94111, Templeton Investment Counsel,
LLC, 500 East Broward  Boulevard,  Ft. Lauderdale,  Florida,  33394, The Dreyfus
Corporation,  200  Park  Avenue,  New  York,  New  York,  10166  and  Mainstream
Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana
47150.  Records  relating  to the  duties  of  the  Registrant's  custodian  are maintained by UMB, n.a., 928 Grand Avenue,  Kansas City,  Missouri 64106,  Chase
Manhattan Bank, 4 Chase MetroTech Center, 18th Floor,  Brooklyn, New York 11245,
Banc of America  Securities,  LLC, 9 West 57th Street,  New York, New York 10019
and State  Street Bank & Trust  Company,  225  Franklin,  Boston,  Massachusetts
02110.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of
Topeka, and State of Kansas on this 10th day of June, 2003.

John D. Cleland                            SBL FUND
Chairman of the Board and Director         (The Fund)

James R. Schmank                       By:           JAMES R. SCHMANK
President and Director                     -------------------------------------
                                           James R. Schmank, President and as
Donald A. Chubb, Jr.                       Attorney-In-Fact for the Officers and
Director                                   Directors Whose Names Appear Opposite

Penny A. Lumpkin
Director                                             BRENDA M. HARWOOD
                                           -------------------------------------
Mark L. Morris, Jr.                        Brenda M. Harwood, Treasurer
Director                                   (Principal Financial Officer)

Maynard Oliverius
Director